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                                                                    EXHIBIT 10.6

                                                                  EXECUTION COPY

                          TRANSITION SERVICES AGREEMENT

            This TRANSITION SERVICES AGREEMENT (this "Agreement") is dated as of July 31, 1999, by and between Motorola, Inc., a Delaware corporation ("Motorola") and Semiconductor Components Industries, LLC, a Delaware limited liability company ("SCI").

                              W I T N E S S E T H:

            WHEREAS, SCI and Motorola (each in its capacity as a party receiving services pursuant hereto, a "Receiving Party" and in its capacity as a provider of services pursuant hereto, a "Providing Party") desire to arrange for their provision to each other of certain transition services with respect to SCI's operation of its semiconductor manufacturing business (the "SCI Business") and Motorola's operation of its other businesses (the "Motorola Business"), as more filly set forth herein (each of the SCI Business and the Motorola Business being referred to herein as a "Business");

            NOW, THEREFORE, in consideration of the premises and covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Motorola and SCI agree as follows:

            1. Transition Services.

            (a) During the term of this Agreement as set forth in Section 5 below (the "Transition Period"), but subject to earlier termination of this Agreement or any Service, as provided below, and in each case subject to the provisions set forth in this Agreement, Motorola shall provide, or cause its Affiliates (as defined below) to provide, to SCI the services set forth in Annex A (the "Motorola HR Services"), Annex B (the "Motorola IT Services"), Annex C (the "Motorola Logistics Services"), Annex D (the "Motorola Finance Services"), and Annex E (the "Motorola Supply Management Services") attached hereto and any schedules attached thereto (collectively, the "Motorola Service Schedules") (the Motorola HR Services, Motorola IT Services, Motorola Logistics Services, Motorola Finance Services and Motorola Supply Management Services being referred to herein as the "Motorola Services"). The Motorola Services are referred to herein as the "Services" and the Motorola Service Schedules are referred to herein as the "Service Schedules." Except as otherwise expressly provided in the relevant Service Schedule, and subject to the limitations of Sections 15, 16 and 17 below, each Service by the Providing Party as to such Service shall be provided in the manner and at a relative level of service consistent in all material respects with the Providing Party's normal and past practices. In the event of conflict between the terms of this Agreement and the terms of any Service Schedule, the terms of the Service Schedule shall control as to Services covered by that Service Schedule, other than with respect to Sections 15, 16, 17 and 18 hereof, which Sections shall govern in the event of a conflict between the terms of this Agreement and the terms of any Service Schedule.

            (b) Except as otherwise expressly provided in the Service Schedule for the particular type of Service, the quantity of each type of Service to be provided by the Providing Party as to such Service shall be that which the Receiving Party as to such Service may

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reasonably require for the operation of its Business in the ordinary course consistent with the operation of such Business prior to the closing (the "Closing") of the transaction contemplated by the Agreement and Plan of Recapitalization and Merger dated as of May 11, 1999 by and among Motorola, SCI and TPG Semi-Conductor Holdings Corp. ("TPG") (the "Recap Agreement").

            (c) The fees payable by the Receiving Party for Services shall be as determined in the manner set forth in the Service Schedules.

            (d) Each type of Service shall be provided for the period set forth in the Service Schedule for such Service, subject to early termination in accordance with the terms hereof.

            (e) Notwithstanding the terms of this Agreement, each Receiving Party as to a Service acknowledges and agrees that such Receiving Party retains responsibility for the management and operation of all aspects of its respective Business, that the role of the Providing Party as to such Service is that of a service provider and that the Providing Party does not assume any general management or operation responsibility for any aspect of the Business of the Receiving Party.

            (f) Motorola shall pay for all reasonable recruiting, hiring and training costs to fulfill the staffing needs of SCI as set forth in the respective Service Schedules.

            (g) The parties agree that it is their intent that fees, costs or expenses for the Services and the definitive agreements to be entered into by the parties for Equipment Lease and Repurchase, Equipment Passdown, SCI Master Lease Agreement, Motorola Master Lease Agreement, SCI Foundry Agreement, Motorola Foundry Agreement, SCI Assembly Agreement and Motorola Assembly Agreement (the "Collateral Agreements") should not be redundant or duplicative in any respect. The parties shall work together in good faith to avoid and eliminate any such redundancies or duplications.

            (h) "Additional Services" means services other than those covered by any of the Service Schedules or Collateral Agreements (or of the same general type as Services covered by a Service Schedule, it being the intent of the parties not to include within the term "Additional Services" any services which they have both contemplated and excluded from the coverage of the Service Schedules or Collateral Agreements) and shall include any other services that were provided by one party to the other prior to the Closing either by such entity or under a third party arrangement. If a party reasonably determines prior to the second anniversary of the date hereof that it needs Additional Services from the other, then the parties shall endeavor in good faith to agree upon a mutually satisfactory Service Schedule to be attached to and made a part hereof providing for the manner in which such Additional Services are to be provided. The costs for Additional Services shall be billed at the 1999 budgeted costs for such services or if costs for such services are not specifically identifiable in the 1999 budget, at the historical allocation method utilized by the parties. Reasonable out-of-pocket expenses shall be reimbursable as provided in Section 2 below. In no event shall Motorola provide legal services.


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            (i) As used in this Agreement, the term "Affiliates" shall mean in respect of a party hereto, an entity controlling, controlled by or under common control with such party.

            (j) As used in this Agreement, "Reasonable Efforts" means the obligated party is required to make a diligent, reasonable and good faith effort to accomplish the applicable objective. Such obligation, however, does not require that the obligated party act in a manner which would otherwise be contrary to prudent business judgment in light of the objective attempted to be achieved. The fact that the objective is not actually accomplished is not dispositive evidence that the obligated party did not in fact utilize its Reasonable Efforts in attempting to accomplish the objective.

            2. Billing and Payment.

            (a) The Receiving Party as to each Service shall pay any bills and invoices that it receives from the Providing Party as to such Service or its Affiliates in respect of such Service not later than thirty (30) days following receipt by the Receiving Party of the Providing Party's bill or invoice for Services provided or expenses incurred. Such charges shall be billed promptly after the end of each fiscal month during the Transition Period, unless otherwise provided in a Service Schedule for Services covered by such Service Schedule. Each invoice from a Providing Party shall be accompanied by information which shall be reasonably sufficient to identify the Service to which the invoice pertains and shall reasonably detail the charges contained therein. If the fee for a particular Service is stated in the relevant Service Schedule as an annual fee, then the Providing Party shall invoice the Receiving Party for such fee in twelve equal monthly installments. To the extent that a fee is increased or reduced as provided herein or in the relevant Service Schedule, such increase or decrease shall be prospective only and, in the case of any fee stated in the relevant Schedule as an annual fee, shall be applied for invoices for the remainder of a year proportionally to the period of time remaining in such year. Unless otherwise specified in the relevant Service Schedule or mutually agreed between the parties, all payments shall be made by check. Such billing statements may be issued by any number of offices of the Providing Party and may require payment in the local currency of the place from which the Providing Party provided Services or at which the Providing Party incurred expenses in connection with its provision of Services. If no other currency is specified, the payment shall be made in United States dollars.

            (b) The Receiving Party shall reimburse the Providing Party for any reasonable out-of-pocket expenses incurred by Providing Party in the course of providing Services. In general, the Providing Party in respect of a Service shall bill expenses as provided above, but, except as otherwise provided in a Service Schedule, if the Providing Party incurs an expense in excess of $50,000 (or its equivalent in other currency) or pays an expense or obligation of the Receiving Party in connection with the provision of Services, then the Receiving Party shall on written demand reimburse the Providing Party by wire transfer of immediately available funds in the currency in which the Providing Party made payment or incurred the expense.

            (c) In the event the Receiving Party disputes the amount of any invoice from the Providing Party, the Receiving Party shall nevertheless pay whatever portion is undisputed at the time when payment is due pursuant to the terms of this Agreement. Notwithstanding the


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foregoing, the Receiving Party's disputing an invoice shall not excuse the
Receiving Party from paying such invoice in full when due pursuant to this Agreement except to the extent that the invoice is actually incorrect.

            (d) From time to time on written request by the Receiving Party in respect of a Service or its designee, the Providing Party in respect of such Service shall provide to the Receiving Party or its designee such information in the Providing Party's possession with respect to invoices pertaining to such Service as the Receiving Party or its designee may reasonably request for the purpose of supporting the fees represented by such invoice and shall make its personnel available to answer such questions as the Receiving Party or its designee may reasonably ask for such purpose. In responding to such requests or inquiries, the Providing Party shall not be required to disrupt its business activities and functions. Each designee of the Receiving Party shall be required to enter into a written confidentiality undertaking with the Providing Party.

            3. Efforts to End Services; Early Issue Review.

            (a) Except as otherwise provided in the Service Schedules, the Receiving Party as to each Service shall use its Reasonable Efforts to end its need to use such Service as promptly as reasonably possible and (unless the parties otherwise agree) in all events to end such need with respect to each Service not later than the end of the time period specified in the relevant Service Schedule during which the Providing Party as to such Service shall be obligated to provide such Service.

            (b) In furtherance of the foregoing and for the purpose of providing a forum for early review by the parties of any issues that may arise in their relationship under this Agreement, the parties agree to cause three representatives representative of Motorola, two representatives of SCI and one representative of TPG to meet regularly in good faith to review, discuss and formulate appropriate recommendations as to any issues brought to their attention in the relationship of the parties hereunder.

            4. Validity of Documents. The parties hereto shall be entitled to rely upon the genuineness, validity or truthfulness of any document, instrument or other writing presented in connection with this Agreement unless such document, instrument or other writing appears on its face to be fraudulent, false or forged.

            5. Term of Agreement. Subject to Section 6 and the Service Schedules, the term of this Agreement shall commence on the date hereof and shall continue with respect to each Service described in the Service Schedules hereto for the term of the Service period with respect to such Service set forth therein. Sections 9, 13, 14, 15, 16, 17, 18, 19, 21, 22, 23, 24 and 25 hereof, and all rights of a party hereunder accruing prior to the date of termination of this Agreement, shall survive any termination of this Agreement.

            6. Subcontracting; Outsourcing.

            (a) Subcontracting. Subject to the provisions of the Service Schedules, the Providing Party as to a Service may procure the Service from a third party service provider in lieu of providing such Service through its own personnel and may charge for such Service to the


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Receiving Party as an expense as provided in Section 2 above, except that the
Providing Party may not charge more for any Service provided by a third party than the fee specified in the relevant Service Schedule for such Service. Notwithstanding the exception noted in the preceding sentence, the Providing Party shall be entitled to reimbursement of all reasonable out-of-pocket expenses paid by third party providers of Services if such Services were provided by a third party service provider to Providing Party or Receiving Party prior to the date of the Recap Agreement. A Providing Party's so procuring a Service shall not cause material disruption to the Receiving Party's business, and the Receiving Party shall use Reasonable Efforts to accommodate the Providing Party's procurement arrangements. The Providing Party shall in any event be responsible for transitioning the Service to the third party service provider and for managing the relationship with the third party service provider. Any decision by the Providing Party to obtain a Service from a third party shall not impact the Receiving Party's rights to terminate the Services as provided in the Service Schedules. This clause (a) shall not apply to situations covered by clause (b) immediately following.

            (b) Outsourcing. Subject to the provisions of the Service Schedules, the Providing Party as to a Service may require the Receiving Party as to such Service to procure the Service from a third party service provider in lieu of from the Providing Party, provided, that during the remaining portion of the Transition Period associated with the Service from such third party provider and subject to the billing and payment procedures in Section 2 above, the Receiving Party shall bill the Providing Party to the extent that its total costs, fees and expenses for the Service from such third party provider exceed the amounts the Receiving Party would have paid for such Service under the applicable Service Schedule. On request, the Providing Party shall provide reasonable assistance to the Receiving Party in identifying and selecting a suitable third party service provider. The procurement of the Service from the third party shall not cause material disruption to the Receiving Party's business, and the Receiving Party shall use Reasonable Efforts to accommodate the Providing Party's arrangements for the Service to be transitioned to the third party. Upon the completion of such transition, the Providing Party's obligation hereunder to provide such Service shall terminate. The Providing Party shall in any event be responsible for transitioning the Service to the third party service provider in a timely fashion.

            7. Relationship of Parties. Except as specifically provided in a Service Schedule, none of the parties shall act or represent or hold itself out as having authority to act as an agent or partner of the other party, or in any way bind or commit the other party to any obligations. Nothing contained in this Agreement shall be construed as creating a partnership, joint venture, agency, trust or other association of any kind, each party being individually responsible only for its obligations as set forth in this Agreement.

            8. Force Majeure. If a Providing Party in respect of any Service is prevented from complying, either totally or in part, with any of the terms or provisions of this Agreement by reason of fire, flood, storm, any law, order, proclamation, regulation, ordinance, demand or requirement of any governmental authority, riot, war, inability to obtain labor or other causes beyond the reasonable control of the Providing Party or other acts of God (together, "Force Majeure"), then the affected provisions and/or other requirements of this Agreement shall be suspended in respect of such Service during the period of such disability and the Providing Party shall have no liability to the Receiving Party in respect of such Service or any other party in


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connection therewith. If the Force Majeure continues or is foreseen without question to continue for more than three months, the Receiving Party may terminate this Agreement immediately upon written notice.

            9. Proprietary Rights. Except as specifically provided in the Service Schedules, each party shall retain full and complete ownership of any and all proprietary information it may provide to the other or utilize in connection with the provision of Services. Except as specifically provided in the Service Schedules, nothing in this Agreement shall create a license or right of either party to use any trademarks, tradenames or proprietary information of the other. Any invention, program, discovery, patent, copyright, process, technology or know how created, made or discovered by a Providing Party as to a Service in the course of providing such Service shall belong exclusively to the Providing Party.

            10. Seconded Personnel. The Service Schedules provide that certain employees of SCI shall be seconded to Motorola to learn how particular Motorola Services are provided and to assist in providing such Motorola Services ("Seconded Personnel"). All Seconded Personnel shall remain employees of SCI and shall not be employees of Motorola. SCI shall be responsible for all compensation, benefits, taxes, tax reporting, other reporting, liabilities, worker's compensation and all other matters pertaining to Seconded Personnel. In certain instances as specified in the Service Schedules, such personnel costs shall be offset against the fees to be charged by Motorola to SCI for the Services. SCI shall at all times cause all Seconded Personnel to adhere to the policies and practices of Motorola applicable to employees of Motorola and to act in accordance with such instructions as Motorola may provide in the course of the Seconded Personnel's learning about and assisting in providing Motorola Services.

            11. Record Retention

            (a) Maintenance and Return of Data. Following termination or expiration of a Service, all records, data files (and the data contained therein), reports and other materials received, computed, developed, processed or stored by a Providing Party after the date hereof for a Receiving Party (collectively the "Data") generated solely in connection with this Agreement, the Calibration Laboratory Services Agreement between Motorola and SCI dated the date hereof, the Agreement for Scrap Reclamation Services between Motorola and SCI dated the date hereof, the Management Agreement for Food Service dated the date hereof and the Agency Agreement dated the date hereof between Motorola and SCI (collectively the "Agreements") will be the exclusive property of the Receiving Party. In the event the Providing Party retains Data belonging to the Receiving Party, it shall safeguard such Data to the same extent it protects its own similar materials. Data shall not be utilized by the Providing Party for any purpose other than in support of Providing Party's obligations under the Agreements. Neither the Data nor any part thereof shall be disclosed, sold, assigned, leased or otherwise disposed of to third parties by the Providing Party. In the event that the Receiving Party destroys its own Data of the like kind in accordance with its document retention policies, the Providing Party shall also be obligated to destroy such Data upon Receiving Party's request. Upon termination of any Services provided hereunder, the Providing Party shall allow the Receiving Party access to the Data with reasonable notice and during normal business for a period of twelve months following termination of a Service, whereupon Data related to the provision of the terminated Service will


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be transferred to the Receiving Party or otherwise made available to the
Receiving Party as the Receiving Party may reasonably request provided, however, that the Receiving Party shall pay for all reasonable expenses related to making such Data available and that the Providing Party shall not include any Data to the extent the transfer would violate applicable law or cause the Providing Party to violate any agreement with a third party.

            (b) Historical Record Retention. To effectuate the transactions contemplated in the Reorganization Agreement the parties hereto agree to retain all historical business records, data and information, both in paper and electronic form (the "Records"), which belong to the other party and each party hereto agrees to hold such Records for a period of two (2) years after the date hereof, unless otherwise mutually agreed. Upon request to the party holding such Records, the holding party shall reasonably cooperate to provide the Records belonging to the other party, at the expense of the holding party.

            12. Assignment. This Agreement shall be binding upon and shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, except that this Agreement shall not inure to the benefit of any trustee in bankruptcy of a party without the written consent of the other party. This Agreement may not be assigned by either party without the prior written consent of the other party and any attempted assignment, whether directly, via merger, through operation of law or otherwise, shall be null and void, except that:

            (a) Motorola may assign this Agreement to any entity into which it merges or reorganizes or to which it sells all or substantially all of its assets and properties or to any current or future affiliate of such party, and except that if Motorola divests all or any part of its operations providing any IT Service, such that Motorola no longer controls that operation, (i) Motorola shall arrange for Motorola's obligations hereunder in respect of Motorola IT Services to be provided by qualified vendors, provided, that SCI's costs during the Transition Period for Motorola IT Services provided by a third party vendor retained in connection with such assignment do not exceed the fees for Motorola IT Services set forth in Annex B and (ii) SCI shall have the option exercisable for a period of thirty days after the consummation of such divestiture to terminate this Agreement upon thirty day's advance written notice to Motorola. No such assignment shall release or discharge Motorola from any obligation hereunder.

            (b) SCI may, assign this Agreement and its rights and obligations hereunder (i) to any entity into which it merges or reorganizes or to which it sells all or substantially all the assets and properties of the SCI Business or to any current or future affiliate of such party, provided that TPG or any of its Affiliates are the majority equity owner of such assignee or (ii) to or for the account of the lenders providing bank financing solely and specifically for the purpose of securing such bank financing in connection with the Recap Agreement and the transactions contemplated thereby. No such assignment shall release or discharge SCI from any obligation hereunder or require Motorola to provide any type of Service, any level or quantity of Service, or any Service in any manner which differs from the type, level, quantity or manner of provision immediately prior to such assignment.

            13. Confidentiality. Each party shall, and shall cause each of its Affiliates and each of their officers, directors and employees to, hold all information relating to the business of the other party disclosed to it by reason of this Agreement confidential and will not disclose any


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of such information to any entity unless legally compelled to disclose such information; provided, however, that to the extent that any of them may become so legally compelled they may only disclose such information if they shall first have used reasonable efforts to, and, if practicable, shall have afforded the other party the opportunity to obtain, an appropriate protective order or other satisfactory assurance of confidential treatment for the information required to be so disclosed.

            14. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within such State, without regard to the conflicts of law principles of such State.

            15. Standard of Care. Subject to Sections 16 and 17 below, each Service provided by a Providing Party shall be performed by employees or subcontractors of the Providing Party who the Providing Party reasonably believes have the levels of experience necessary to perform the Service in a manner consistent in all material respects with the same standards of care, quality and timeliness that the Providing Party exercises in performing such functions for itself.

            16. DISCLAIMER OF WARRANTIES. EXCEPT AS EXPRESSLY SET FORTH IN
SECTION 15 ABOVE, THE PROVIDING PARTY AS TO A PARTICULAR SERVICE DOES NOT MAKE ANY WARRANTY IN RESPECT OF SUCH SERVICE, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY AS TO THE COMPLETENESS OR ACCURACY OF ANY INFORMATION RELATING TO SUCH SERVICE OR THE SUFFICIENCY OR SUITABILITY OF SUCH SERVICE FOR USE BY THE RECEIVING PARTY AS TO SUCH SERVICE.

            17. LIMITATION OF LIABILITY.

            (a) THE PROVIDING PARTY AS TO A SERVICE SHALL NOT BE LIABLE TO THE RECEIVING PARTY IN CONNECTION WITH THIS AGREEMENT OR SUCH SERVICE,

                  (i) FOR ANY INDIRECT, SPECIAL, CONSEQUENTIAL, PUNITIVE OR EXEMPLARY DAMAGES ARISING FROM ANY CLAIM RELATING TO THIS AGREEMENT OR THE PROVISION OF OR FAILURE TO PROVIDE SUCH SERVICE, WHETHER SUCH CLAIM IS BASED ON WARRANTY, CONTRACT, TORT (INCLUDING NEGLIGENCE OR STRICT LIABILITY) OR OTHERWISE, EVEN IF AN AUTHORIZED REPRESENTATIVE OF THE PROVIDING PARTY IS ADVISED OF THE POSSIBILITY OR LIKELIHOOD OF THE SAME;

                  (ii) FOR ANY DIRECT DAMAGES UNLESS THE SERVICE IN QUESTION PROVIDED BY A PROVIDING PARTY SHALL BE PERFORMED BY EMPLOYEES OR SUBCONTRACTORS OF THE PROVIDING PARTY WHO THE PROVIDING PARTY DID NOT REASONABLY BELIEVE HAD THE LEVELS OF EXPERIENCE NECESSARY TO PERFORM THE SERVICE IN A MANNER


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      CONSISTENT IN ALL MATERIAL RESPECTS WITH THE SAME STANDARDS OF CARE,
      QUALITY AND TIMELINESS THAT THE PROVIDING PARTY EXERCISES IN PERFORMING SUCH FUNCTIONS FOR ITSELF, IN WHICH CASE EITHER CLAUSE (X) OR (Y) IMMEDIATELY BELOW SHALL APPLY:

                        (X) FOR ANY MATTER UNDER CLAUSE (ii) IMMEDIATELY ABOVE
            IN WHICH THE DIRECT DAMAGES ARE CAUSED BY PROVIDING PARTY'S "WILLFUL FAILURE" OR INTENTIONAL MISCONDUCT, THERE SHALL BE NO DOLLAR LIMIT ON THE AMOUNT OF DIRECT DAMAGES PAYABLE BY PROVIDING PARTY TO RECEIVING PARTY; OR

                        (Y) FOR ANY MATTER UNDER CLAUSE (ii) IMMEDIATELY ABOVE
            IN WHICH THE DIRECT DAMAGES ARE NOT CAUSED BY PROVIDING PARTY'S "WILLFUL FAILURE" OR INTENTIONAL MISCONDUCT, PROVIDING PARTY SHALL NOT BE LIABLE TO RECEIVING PARTY IN EXCESS OF, AFTER TAKING INTO ACCOUNT ALL OTHER AMOUNTS PAID BY SUCH PROVIDING PARTY TO THE RECEIVING PARTY HEREUNDER FOR ALL CLAIMS UNDER THIS CLAUSE (Y), THE SUM OF (1) FORTY MILLION DOLLARS ($40,000,000) PLUS (2) THE EXCESS OF ONE HUNDRED MILLION DOLLARS ($100,000,000) OVER MOTOROLA'S LIABILITY FOR CLAIMS UNDER SECTIONS 11.2(a)(i), (ii) AND (vii) OF THE RECAPITALIZATION AGREEMENT;

                  (iii) FOR ANY MATTER UNLESS THE AMOUNT OF DAMAGES FOR WHICH THE PROVIDING PARTY IS LIABLE IN RESPECT OF SUCH MATTER INDIVIDUALLY OR TOGETHER WITH ALL MATTERS OF SUBSTANTIALLY THE SAME TYPE EXCEEDS $50,000;

                  (iv) FOR LOST OR ANTICIPATED REVENUES OR PROFITS ARISING FROM ANY CLAIM RELATING TO THIS AGREEMENT OR THE PROVISION OF OR FAILURE TO PROVIDE SUCH SERVICE, EVEN IF AN AUTHORIZED REPRESENTATIVE OF THE PROVIDING PARTY IS ADVISED OF THE POSSIBILITY OR LIKELIHOOD OF THE SAME; OR

                  (v) FOR ANY DAMAGES NOT PROXIMATELY CAUSED BY THE PROVIDING PARTY;

                  (vi) UNLESS THE RECEIVING PARTY SHALL HAVE GIVEN WRITTEN NOTICE OF THE MATTER FOR WHICH THE PROVIDING PARTY MAY BE LIABLE HEREUNDER AND THE PROVIDING PARTY SHALL HAVE FAILED WITHIN 30 DAYS OF THE RECEIPT OF SUCH NOTICE TO CURE SUCH MATTER OR, IF THE MATTER SHALL NOT BE CAPABLE OF CURE WITHIN SUCH TIME, TO COMMENCE TO TAKE REASONABLE COMMERCIAL EFFORTS TO CURE SUCH MATTER.


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            (b) FOR PURPOSES OF THIS SECTION 17, THE TERM "WILLFUL FAILURE" WITH
RESPECT TO A SERVICE SHALL MEAN A DELIBERATE FAILURE BY THE PROVIDING PARTY TO ATTEMPT IN GOOD FAITH TO PROVIDE SUCH SERVICE EITHER (I) AFTER RECEIPT OF
WRITTEN NOTICE FROM THE RECEIVING PARTY AS TO SUCH SERVICE STATING THAT THE PROVIDING PARTY IS NOT PROVIDING THE SPECIFIED SERVICE OR (II) (EXCEPT AS TO ANY SITUATION WHEREIN THE RECEIVING PARTY ACTUALLY KNEW THAT THE PROVIDING PARTY WAS NOT PROVIDING THE SERVICE) IN A SITUATION IN WHICH THE PROVIDING PARTY ACTUALLY KNEW IT WAS NOT PROVIDING THE SERVICE.

            (c) THE PROVIDING PARTY AS TO A SERVICE SHALL HAVE NO LIABILITY WHATSOEVER TO ANY THIRD PARTY IN CONNECTION WITH THIS AGREEMENT OR ANY SERVICES HEREUNDER.

            18. Indemnification. In respect of each Service, the Receiving Party as to such Service shall indemnify the Providing Party as to such Service and its Affiliates for all liability, cost and expense arising from (i) any breach of this Agreement by the Receiving Party as to such Service, (ii) action taken or not taken by the Providing Party or its Affiliates in connection with the provision of such Service pursuant to instruction of the Receiving Party and
(iii) except to the extent due to failure to perform in accordance with the standard of care set forth in Section 15 above by the Providing Party in respect of such Service, the Providing Party's or its Affiliates' provision of or failure to provide such Service.

            19. Disputes Submission to Jurisdiction.

            (a) In the event of any dispute or disagreement between Motorola and SCI as to the interpretation of any provision of this Agreement (or the performance of obligations hereunder), the matter, upon written request of either party, shall be referred to representatives of the parties for decision, each party being represented by a senior executive officer who has no direct operational responsibility for the matters contemplated by this Agreement (the "Representatives"). The Representatives shall promptly meet in a good faith effort to resolve the dispute. If the Representatives do not agree upon a decision within 60 calendar days after reference of the matter to them, each of Motorola and SCI shall be free to exercise the remedies available to it under applicable law, subject to clause (b) below.

            (b) Each of the parties irrevocably submits to the jurisdiction of
(i) the Supreme Court of New York of the State of New York, and (ii) the United States District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby. Each of the parties further agrees that service of any process, summons, notice or document by U.S. registered mail to such party's respective address set forth herein shall be effective service of process for any action, suit or proceeding in New York with respect to any matters to which it has submitted to jurisdiction as set forth above in the immediately preceding sentence. Each of the parties irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in (i) the Supreme Court of New York of the State of New York or (ii) the United States District Court for the Southern District New York, and hereby further irrevocably and unconditionally waives and agrees not to


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plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

            20. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

            21. Notices. Unless otherwise indicated herein, all notices, requests, demands or other communications to the respective parties hereto shall be deemed to have been given or made when deposited in the mails, registered mail, return receipt requested, postage prepaid, or by facsimile to the respective party at the following address:

If to Motorola:   Motorola, Inc.
                  Semiconductor Products Sector
                  3102 N. 56th Street, Mail drop 56-128
                  Phoenix, Arizona 85018
                  Facsimile Number:  (602) 952-3563
                  Attn:  Mark Poulsen

With a copy to:   Motorola, Inc.
                  Law Department
                  1303 E. Algonquin Road
                  Schaumburg, IL 60196
                  Facsimile No.:  (847) 576-3628
                  Attn:  General Counsel

If to SCI:        SCG Holding Corporation
                  5005 E. McDowell Road
                  Phoenix, Arizona 85008
                  Facsimile Number:  (602) 244-4830
                  Attn:  Dario Sacomani

With copies to:   David Stanton
                  Texas Pacific Group
                  345 California Street
                  Suite 3300
                  San Francisco, California 94104
                  Facsimile Number (415) 743-1501

and

                  Cleary, Gottlieb, Steen & Hamilton
                  One Liberty Plaza
                  New York, New York 10006
                  Attention:  Paul J. Shim, Esq.
                  Fax:  (212) 225-3999

            22. Modification, Nonwaiver, Severability. No alleged waiver, modification or amendment to this Agreement or to the Service Schedules attached hereto shall be effective against either party hereto, unless in writing, signed by the party against which such waiver, modification or amendment is asserted, and referring specifically to the provision hereof alleged to be waived, modified or amended. The failure or delay of either party to insist upon the other party's strict performance of the provisions in this Agreement or to exercise in any respect any right, power, privilege, or remedy provided for under this Agreement shall not operate as a waiver or relinquishment thereof, nor shall any single or partial exercise of any right, power, privilege, or remedy preclude other or further exercise thereof, or the exercise of any other right, power, privilege, or remedy; provided, however, that the obligations and duties of either party with respect to the performance of any term or condition in this Agreement shall continue in full force and effect.

            23. Interpretation. The headings and captions contained in this Agreement and in the Service Schedules attached hereto are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. The use of the word "including" herein shall mean "including without limitation."

            24. No Strict Construction. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any person.

            25. Entire Agreement. This Agreement, the Service Schedules, the Reorganization Agreement dated as of May 11, 1999 by and between the parties hereto and the Recap Agreement contain the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, whether written or oral, relating to such subject matter.

            IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the date and year first set forth above.

                                       MOTOROLA, INC.


                                       By: /s/ Carl F. Koenemann
                                           --------------------------------
                                           Name: Carl F. Koenemann
                                           Title: Executive Vice-President and
                                           Chief Financial Officer


                                       SEMICONDUCTOR COMPONENTS
                                         INDUSTRIES, LLC


                                       By: SCG Holding Corporation, its sole
                                           member


                                       By: /s/ Theodore W. Schaffner
                                           --------------------------------
                                           Name: Theodore W. Schaffner
                                           Title: Vice President

                                                                   FINAL VERSION

                                     ANNEX A

                              MOTOROLA HR SERVICES

I. This Term Sheet sets forth the terms and conditions pursuant to which Motorola shall provide human resources ("HR") services as described herein ("HR Services") to SCI following Closing. The description of HR Services and fees to be charged for such services is detailed in the "Business Plan" attached hereto as Exhibit A. The parties' plans to transfer and hire additional employees necessary to complete SCI's Human Resources organization is detailed in the "Personnel Plan" attached hereto as Exhibit B. The major HR information technology systems and programs ("HRIT") are listed in Exhibit C and have been categorized as either (i) a "Cloned System"; (ii) an HR Service subject to the terms hereunder; or
      (iii) included as part of a site that will be transferred to SCI as of Closing.

II.   Business Plan, HRIT and Personnel Plan

      A. Business Plan. The Business Plan identifies (i) the three regions and countries in which Motorola will provide HR Services to SCI;
            (ii) the specific HR Services (e.g., access to the Employee Service Center, benefits administration, use of the Global Assignment Center, etc.) to be provided by Motorola to SCI hereunder; (iii) the amounts to be charged by Motorola to SCI for the HR Services provided hereunder; and (iv) the term for which Motorola will provide such HR Services to SCI. For the HR Services in each of the regions described in the Business Plan, each of Motorola and SCI shall appoint an individual to coordinate and lead the provision and use of HR Services, as well as to support the transition of HR Services from Motorola to SCI over time.

      B. Personnel Plan. The parties recognize that it is essential for SCI to begin immediately building its HR organization, including, as per the Personnel Plan, hiring additional employees to fulfill SCI's staffing needs prior to Closing. The Personnel Plan identifies the number of employees, on a function-by-function and regional basis, necessary for SCI to complete its HR organization. The Personnel Plan also (i) identifies (by name) those individuals currently within SCI's HR organization who will remain within SCI's HR organization following Closing; (ii) identifies (by name) those individuals currently within Motorola who will transfer to SCI's HR organization on or prior to Closing; (iii) identifies (by function) the number of additional employees that Motorola and SCI will need to recruit and hire, it being understood that any such employees hired prior to Closing will transfer to SCI on or prior to Closing. The parties shall begin immediately cooperating and working together to endeavor to fulfill SCI's personnel needs prior to Closing. To the extent SCI's personnel needs (as detailed in the Personnel Plan) have not been fulfilled by Closing, SCI shall continue its recruiting and hiring efforts after Closing. In any event, all recruiting, hiring and training costs, whether incurred pre- or post-Closing, for the number of additional employees necessary to fulfill SCI's staffing needs (as set forth in the Personnel Plan), shall be borne entirely by Motorola.

      C. HRIT. In addition to those HR Services described in the Business Plan, Motorola shall provide the HRIT systems and support (i.e., cloned systems, HR Services, etc.) as described in Exhibit C. The parties shall cooperate and work together to provide the HR systems and programs designated as "Cloned Systems" in Exhibit C by the Closing. In the event that the Cloned Systems are not fully operational on an independent stand-alone basis by the Closing, Motorola shall provide SCI with access, use and information from such systems (on the same basis that SCI utilized such systems and programs prior to Closing) until such time that the Cloned Systems are determined by the parties to be fully functional on an independent stand-alone basis.

III.  Miscellaneous

      A. On or prior to Closing, Motorola shall, at its sole expense, obtain or assign a license or sublicense (or alternatives thereto that do not, either individually or in the aggregate, impair the intended purpose of the software license, it being understood that any such alternatives will be subject to SCI's approval ) for SCI to utilize the HR Services and Cloned Systems contained in Exhibits A and C.

      B. SCI may terminate any HR Service upon 30 days prior notice as follows:

                  Notice To:  Motorola, Inc.
                              3102 N. 56th Street
                              Phoenix, AZ 85018
                              Attn:  Sector Controller

            Motorola shall not be obligated to provide an HR Service that is terminated by SCI prior to expiration of the term applicable to any such HR Service (as designated in the Business Plan). Accordingly, Motorola shall cease charging the fees associated with an HR Service that is terminated by SCI.

      C. The parties recognize that the purpose of this Agreement is to provide SCI with HR Services for a transition period during which SCI will examine the feasibility of alternative options to administer and support its HR functions. Accordingly, Motorola shall, at SCI's request, provide access to all information and data regarding HR Services provided by Motorola hereunder, including in particular, SCI employee data. Likewise, Motorola shall cooperate and provide access to all information necessary for SCI's third party designee to evaluate and/or assist in the transition of HR Services from Motorola to SCI. To the extent necessary, Motorola shall also provide reasonable assistance to SCI and/or its third party designee in effecting the transition of HR Services from Motorola to SCI or to a third party.

      D. Motorola shall render to SCI a monthly statement for amounts due for HR Services provided hereunder. Such statements shall include a reasonable level of detail necessary for SCI to substantiate Motorola's charges to SCI. To the extent SCI's staffing needs have not been fulfilled by Closing and SCI incurs recruiting and hiring costs incurred post-Closing, SCI shall be entitled to charge back Motorola for any such recruiting and hiring costs. SCI's statements for recruiting and hiring charges shall include a reasonable level of detail necessary for Motorola to substantiate SCI's charges to Motorola.

      E. The parties recognize that as circumstances surrounding implementation of the Business Plan and Personnel Plan change, it may be necessary to amend these plans accordingly, subject to mutual agreement between the parties. Unless otherwise agreed, any such amendments shall be subject to the terms and conditions set forth hereunder.

                                                                       EXHIBIT A

                                 HUMAN RESOURCES
                                  BUSINESS PLAN

                                                                       Exhibit A

                                    Worldwide

General Plan: Motorola will provide the following HR Services to SCG on a worldwide basis.

A.    SALES COMMISSION ADMINISTRATION, PLANNING AND PROCESSING

      a) Description of Services: Administer the current sales commission delivery system for all SCG sales personnel worldwide using the SMACT system.

      b)    Cost: $150 per employee in the SMACT system annually.

      c)    Sites Impacted: All SCG sales offices worldwide.

      d)    Term: Up to 12 months following Closing.

B.    GLOBAL ASSIGNMENT CENTER (GAC)

      a) Description of Services: Facilitate the expatriation of employees throughout the world, including but not limited to, passport/visa administration, moving arrangements, housing arrangements and tax assistance.

      b) Cost: $2800 (each relocation, one-way) per employee; plus $1400/yr. while on assignment.

      c) Sites Impacted: Worldwide support for SCG employees on an as-needed basis.

      d)    Term: Up to 24 months following Closing.

C.    GLOBAL STAFFING

      a) Description of Services: Assist with facilitation of SCG's global hiring needs by providing SCG access to Motorola's employment sourcing databases at SCG's request under the terms described herein. Prior to the announcement of the sale of SCG (the "Transaction"), SCG shall provide Motorola with a list of positions and job descriptions it is seeking to fill. Immediately following announcement of the Transaction, Motbrola shall send each applicant who submitted a resume to Motorola after January 1, 1999 and who may qualify for a position identified by SCG (the "Candidates"), a letter informing each such Candidate of the Transaction and that his/her resume will be shared with SCG, unless he/she objects. For each resume received after announcement of the Transaction for a period of up to twenty four months following Closing, Motorola's acknowledgment letter to Candidates will contain statements to the effect described in the preceding sentence. SCG shall have complete and timely access to the resumes of all Candidates that have submitted a resume to Motorola after January 1, 1999 for a period of up to twenty-four months following Closing, it being understood that Motorola will not provide SCG access to resumes of any

            Candidates who have objected to their resumes being shared with SCG. Motorola will also assign a full-time "Global Staffing Account Manager" dedicated to assisting with SCG's hiring needs for up to twenty-four months following Closing. The Global Staffing Account Manager individual will have full access to the employment sourcing databases on behalf on SCG for 24 months following Closing.

      b)    Cost: N/A

      c)    Sites Impacted: All global SCG sites

      d)    Term: Up to 24 months following Closing.

                                  THE AMERICAS

GENERAL PLAN: Given the high volume of activity in Phoenix, Arizona and that corporate headquarters for SCG will be located in Phoenix, Motorola will provide the HR Services described below. For Canada and Brazil, HR Services will be provided through the Phoenix, Arizona offices.

SITE EXCEPTION: For the Guadalajara, Mexico site (an SCG-owned site), SCG will retain all current resident headcount and costs associated with the HR functions in Guadalajara. The only HR Services required at the Guadalajara site are those which Motorola will provide to SCG on a worldwide basis (i.e., sales, commission administration, planning and processing, the Global Assignment Center, and certain HR Services listed in Exhibit C).

A.    EMPLOYEE SERVICE CENTER

      a) Description of Services: Maintain, update, and administer data of all SCG employees within the centralized employee database, including but not limited to, grade/salary changes, payroll information, employee personal data, and organizational changes. Employee data for SCG employees in Canada and Brazil will be maintained in Phoenix, Arizona in a database to be developed by SCG. Employee data for Guadalajara, Mexico employees will be maintained in Guadalajara.

      b)    Cost: $125 per employee annually.

      c)    Sites Impacted: Phoenix, Americas Sales Offices.

      d)    Term: Up to 24 months following Closing.

B.    BENEFITS ADMINISTRATION

      a) Description of Services: Processing of all employee medical/dental/disability claims, responding to inquiries regarding benefits services and status, including but not limited to, maintenance of the 401(k), retirement and pension programs and funds, and other similar programs in Canada, Mexico and Brazil.

      b)    Cost: $177 per employee annually.

      c)    Sites Impacted: Phoenix and all Americas Sales offices.

      d)    Term: Up to 24 months following Closing.

C.    HUMAN RESOURCES INFORMATION SYSTEMS (HRIS)

      a) Description of Services: Maintain, update and administer employee data in HRIT system , including but not limited to, ENET, ESPS and SAP.

      b)    Cost: $89 per employee.

      c)    Sites Impacted: Phoenix, Americas Sales offices.

      d)    Term: Up to 24 months following Closing.

                      EMEA (EUROPE, MIDDLE EAST AND AFRICA)

General Plan: Given the relatively low number of SCG employees in EMEA, there will be a low level of HR Services required in this region. Following is a description of HR Services to be provided by Motorola to SCG in EMEA.

A.    BENEFITS ADMINISTRATION

      a) Description of Services: Provide support to all employee welfare and financial benefits including but not limited to, processing of employee medical/dental/ disability claims, inquiries regarding benefit services and status, and maintenance of retirement and pension programs and funds as well as similar programs in the region. In locations where Motorola is self-administered, Motorola will continue all benefit administrative activities for SCG employees.

      b)    Cost: $130.60 per employee annually.

      c)    Sites Impacted: All European and Middle Eastern SCG locations.

      d)    Term: Up to 24 months following Closing.

B.    HUMAN RESOURCES INFORMATION SYSTEMS (HIUS)

      a) Description of Services: Maintain, update and administer all SCG employee data in HRIT systems.

      b)    Cost: $63.46 per employee annually.

      c)    Sites Impacted: All European and Middle Eastern SCG locations.

      d)    Term: Up to 24 months following Closing.

C.    EMPLOYEE SERVICE CENTER

      a) Description of Services: Maintain, update and administer data for all SCG employees within the centralized employee database, including but not limited to, grade/salary changes, payroll information, employee personal data, and organizational changes.

      b)    Cost: $184.61 per employee annually.

      c)    Sites Impacted: European and Middle Eastern SCG locations.

      d)    Term: Up to 24 months following Closing.

                                  Asia Pacific

General Plan: SCG has major manufacturing sites in Asia Pacific, along with a number of sales locations. Following is a description of HR Services to be provided by Motorola to SCG in Asia Pacific.

Site Exception: For the Carmona, Philippines site (an SCG-owned site), SCG will retain all current headcount and costs associated with the HR functions in Carmona. The only HR Services required at the Carmona site are those which Motorola will provide to SCG on a worldwide basis (i.e., sales, commission administration, planning and processing, and the Global Assignment Center).

A.    Benefits Administration

      a) Description of Services: Provide support to all employee welfare and financial benefits, including but not limited to, processing of employee medical/dental/disability claims, inquiries regarding benefit services and status, and maintenance of the retirement and pension programs and funds. In locations where Motorola is self-administered, Motorola will continue all benefit administrative activities for SCG employees.

      b)    Cost: Japan-$123.50 per employee annually.
                  Hong Kong/Singapore/All Asia Pacific sales locations-$192.89 per employee annually. Seremban-$44.65 per employee annually.

      c) Sites Impacted: Aizu and Tokyo, Japan; Hong Kong; Singapore; Seremban, Malaysia; all Asia Pacific SCG sales locations

      d)    Term: Up to 24 months following Closing.

B.    HRIS

      a) Description of Services: Maintain, update and administer all SCG employee data in HRIT systems.

      b)    Cost: Japan-$60.50 per employee annually.
                  Hong Kong/Singapore/All Asia Pacific Sales locations-$95.43 per employee annually.
                  Seremban-$21.48 per employee annually.

      c) Sites Impacted: Aizu and Tokyo, Japan; Hong Kong; Singapore; Seremban, Malaysia; all Asia Pacific SCG Sales locations.

      d)    Term: Up to 24 months following Closing.

C.    Employee Service Center

      a) Description of Services: Maintain, update and administer data of all SCG employees within the centralized employee database, including but not limited to, grade/salary changes, payroll information, employee personal data, and organizational changes.

      b)    Cost: Japan-$174.00 per employee annually.
                  Hong Kong/Singapore/All Asia Pacific sales locations-$274.11 per employee annually. Seremban-$72.37 per employee annually.

      c) Sites Impacted: Aizu and Tokyo, Japan; Hong Kong; Singapore; Seremban, Malaysia; all Asia Pacific SCG Sales locations.

      d)    Term: Up to 24 months following Closing.

ADDITIONAL SERVICES TO BE PROVIDED IN JAPAN

      a) Description of Services: Staffing and sourcing, (recruitment of new employees); Training (on-going performance improvement and professional development for all employees) and organizational effectiveness (consulting for on-going organizational improvement and efficiency).

      b) Cost: Staffing and sourcing - $2000 for each professional hire and $1000 for each hire in all other categories; Training and organizational effectiveness - $50 per hour.

      c)    Sites Impacted: Aizu and Tokyo.

      d)    Term: Up to 24 months following Closing.

                                                                       EXHIBIT B

                        HUMAN RESOURCES - PERSONNEL PLAN

================================================================================
  REGION/SITE     CURRENT SCG    TRANSFERS FROM     NEW HIRES       TOTAL SCG
                     CENSUS         MOTOROLA                          CENSUS
================================================================================

AMERICAS
--------------------------------------------------------------------------------
United States           24              33               4              61
--------------------------------------------------------------------------------
Guadalajara             27               0               0              27
--------------------------------------------------------------------------------

EUROPE
--------------------------------------------------------------------------------
Toulouse                 0               2(1)            0               2
--------------------------------------------------------------------------------
Eastern Europe           0               1(2)            2               3
--------------------------------------------------------------------------------

ASIA
--------------------------------------------------------------------------------
Malaysia                84              12               0              96
--------------------------------------------------------------------------------
Carmona                 15               7               0              22
--------------------------------------------------------------------------------
Aizu                     7               5               1              13
--------------------------------------------------------------------------------
Hong Kong                0               2(3)            0               2
--------------------------------------------------------------------------------
Singapore                0               1               0               1
--------------------------------------------------------------------------------

================================================================================
TOTAL                  157              56               7             227
--------------------------------------------------------------------------------

----------
(1) Patrick Roux.
(2) Petr Draxler.
(3) J.V. Tence.

                                      HRIT

---------------------------------------------------------------------------------------------------------------
SYSTEMS/PROGRAMS      FUNCTIONALITY          CLONED        HR       PROPOSAL FOR PROVIDING TO SCG    TRANSFER
                                            SYSTEMS     SERVICES                                      W/SITE
---------------------------------------------------------------------------------------------------------------
UNITED STATES
---------------------------------------------------------------------------------------------------------------
SAP                   Basic HR                             X          Corp to provide; SCG must
                      transaction system                           migrate to ADP; benefits plans
                                                                   must be substantially the same
                                                                   to provide service (see note 1
                                                                               below)
---------------------------------------------------------------------------------------------------------------
ERISCO                Benefits:  claim                     X      Corp to provide if substantially
                      management                                          the same benefits
                                                                         (see note 1 below)
---------------------------------------------------------------------------------------------------------------
Ed Assist             Benefits:                                    Historical Data and Records to
                      education assistance                           be provided @ SCG's request
---------------------------------------------------------------------------------------------------------------
Well Quest            Benefits:                            X       MOT to provide license to meet
                      health/lifestyle                                       SCG's needs
---------------------------------------------------------------------------------------------------------------
Benefits On-Line      Benefits:  on line                   X       Corp to provide access to kiosk
                                                                       for physicians database
---------------------------------------------------------------------------------------------------------------
Critical Talent       Dev:  hi-po & mgmt                           Historical Data and Records to
                      development; dev:                              be provided @ SCG's request
                      IDE
---------------------------------------------------------------------------------------------------------------
HRSTS                 er:  case mgmt.                              Historical Data and Records to
                                                                     be provided @ SCG's request
---------------------------------------------------------------------------------------------------------------

                                      HRIT

---------------------------------------------------------------------------------------------------------------
SYSTEMS/PROGRAMS      FUNCTIONALITY          CLONED        HR       PROPOSAL FOR PROVIDING TO SCG    TRANSFER
                                            SYSTEMS     SERVICES                                      W/SITE
---------------------------------------------------------------------------------------------------------------
TEAMM                 er:  EAP                                      Historical Data and Records to
                                                                     be provided @ SCG's request
----------------------------------------------------------------------------------------------------------------
MAAPS                 er:  eeo/diversity        X                           Corp to clone
----------------------------------------------------------------------------------------------------------------
UDS                   re:  employee drug                            Historical Data and Records to
                      testing                                        be provided @ SCG's request
----------------------------------------------------------------------------------------------------------------
ENET                  er:                                   X       MOT will cooperate with SCG to
                      employee/mgr./update                           acquire and install a fully
                                                                     functional substitute GUI to
                                                                          SAP at MOT's cost
----------------------------------------------------------------------------------------------------------------
Personal              er:  performance                              Historical Data and Records to
                      mgmt.                                          be provided @ SCG's request
----------------------------------------------------------------------------------------------------------------
HR Data               Reporting:  data                      X         Corp will provide based on
                      warehouse feeds                               reasonable definition of needs
                                                                       from SCG HR organization
----------------------------------------------------------------------------------------------------------------
TALX                  Reporting:                            X       MOT to provide license to meet
                      employment verif.                                      SCG's needs
----------------------------------------------------------------------------------------------------------------
TWIN                  Reporting:  global                            Historical Data and Records to
                                                                     be provided @ SCG's request
----------------------------------------------------------------------------------------------------------------
VSP/ISP               Reporting:                                    Historical Data and Records to
                      separation                                     be provided @ SCG's request
----------------------------------------------------------------------------------------------------------------

                                      HRIT

----------------------------------------------------------------------------------------------------------------
BrioQuery             Reporting:  tool                              Historical Data and Records to
                                                                     be provided @ SCG's request
----------------------------------------------------------------------------------------------------------------
GEMS                  Rewards:                              X       MOT to provide license to meet
                      ex-partriate mgmt.                                     SCG's needs
----------------------------------------------------------------------------------------------------------------
ESPS                  Rewards:  salary                      X       Runs off IDE, SCG needs IDE to
                      planning                                                 run this
----------------------------------------------------------------------------------------------------------------
SOS                   Rewards:  stock                               Historical Data and Records to
                      options                                        be provided @ SCG's request
----------------------------------------------------------------------------------------------------------------
Stakeholders          Rewards:                                      Historical Data and Records to
                      stakeholders                                   be provided @ SCG's request
----------------------------------------------------------------------------------------------------------------
SMACT                 Sales Commission          X                            SPS to Clone
----------------------------------------------------------------------------------------------------------------
ADT                   Staffing:                                     Historical Data and Records to
                      applicant drug test                            be provided @ SCG's request
----------------------------------------------------------------------------------------------------------------
OASIS and ART-F       Staffing:                 X                   Motorola will provide SCG with
                      applicant flow,                               a license to I-Search software
                      contract labor                                used on these systems and will
                      management,                                   seed database with reasonable
                      staffing,                                      number of candidates to make
                      recruiting and                                        system useful
                      sourcing
----------------------------------------------------------------------------------------------------------------
MTISS                 Training                                      Historical Data and Records to
                                                                     be provided @ SCG's request
----------------------------------------------------------------------------------------------------------------
United Way            United Way                            X          SPS to provide as shared
                                                                    service to ensure that United
                                                                      Way contributions/data are
                                                                    captured in manner consistent
                                                                     with current. No obligation
                                                                     after SCG transitions off of
                                                                   payroll services to be provided
                                                                                by MOT
----------------------------------------------------------------------------------------------------------------

                                      HRIT

----------------------------------------------------------------------------------------------------------------
                                                                                                     Transfer
  Systems/Programs       Functionality       Cloned    HR Services  Proposal for Providing to SCG     w/Site
----------------------------------------------------------------------------------------------------------------
INTERNATIONAL
----------------------------------------------------------------------------------------------------------------
Canada                HR/Link                               X       Corp to provide shared service       X
----------------------------------------------------------------------------------------------------------------
Mexico                HR/Link                                      Goes with the facility - no
                                                                   more / no less
----------------------------------------------------------------------------------------------------------------
Taiwan                Gupta (HR System)                     X       Corp to provide shared service
----------------------------------------------------------------------------------------------------------------
Thailand              MIHRS                                 X       Corp to provide shared service
----------------------------------------------------------------------------------------------------------------
China                 MIHRS                                 X       Corp to provide shared service
----------------------------------------------------------------------------------------------------------------
Hong Kong             SAP                                   X      Corp to provide shared services
                                                                        provided benefits are
                                                                     substantially the same (see
                                                                               note 1)
----------------------------------------------------------------------------------------------------------------
Japan                 AS/400-replace                        X       Corp to provide shared service
                      MIHRS in 2Q99
----------------------------------------------------------------------------------------------------------------
Korea- ECI            HRMS & Payroll                        X       MOT to provide license to meet
                      System                                                 SCG's needs
----------------------------------------------------------------------------------------------------------------
Malaysia              MIHRS                                          Goes with the facility - no         X
                                                                             more/no less
----------------------------------------------------------------------------------------------------------------
Philippines           MIHRS                                          Goes with the facility - no         X
                                                                             more/no less
----------------------------------------------------------------------------------------------------------------
Singapore             Informix                              X       MOT to provide license to meet
                                                                             SCG's needs
----------------------------------------------------------------------------------------------------------------
Czech Republic        Excel                                         MOT to provide the spreadsheet
                                                                      when HR Service terminates
----------------------------------------------------------------------------------------------------------------
Finland                                                                          N/A
----------------------------------------------------------------------------------------------------------------
France                Hypervision                           X      Corp to provide shared services
----------------------------------------------------------------------------------------------------------------

                                      HRIT

----------------------------------------------------------------------------------------------------------------
Germany               Excel                                         MOT to provide the spreadsheet
                                                                                 when
                                                                        transition period ends
----------------------------------------------------------------------------------------------------------------
Israel-MISIL          Focus                                 X       MOT to provide license to meet
                                                                             SCG's needs
----------------------------------------------------------------------------------------------------------------
Italy                 Excel                                         MOT to provide the spreadsheet
                                                                      when HR Service terminates
----------------------------------------------------------------------------------------------------------------
Spain                 Excel                                         MOT to provide the spreadsheet
                                                                      when HR Service terminates
----------------------------------------------------------------------------------------------------------------
Sweden                Dagger                                            MOT to replace with a
                                                                     Spreadsheet when HR Service
                                                                              terminates
----------------------------------------------------------------------------------------------------------------
Switzerland           Excel                                         MOT to provide the spreadsheet
                                                                      when HR Service terminates
----------------------------------------------------------------------------------------------------------------
United Kingdom        SAP                                   X      Corp to provide shared services
                                                                       provided benefits remain
                                                                   substantially the same (note 1)
----------------------------------------------------------------------------------------------------------------

Notes:

1. In order for Motorola Corporate to provide HRIT systems on SAP, the benefits offered by SCG during this transition period cannot differ substantially from those provided by Motorola to its employees. As soon as possible, SCG will provide to Bruce Mueller a description of the benefits to be provided by SCG after the closing to determine whether any changes to the overall benefits can be reasonably accommodated. In the event that such changes cannot be accommodated at a reasonable incremental cost to Motorola, Motorola shall assist SCG in transferring such systems to a third party service provider, provided such third party service provider can meet the costs otherwise budgeted for such services by SCG in its business plan.

2. Where a system is to be cloned by Motorola Corporate, Motorola Corporate, SPS Information Systems and SCG Information Systems will cooperate to determine the best means of effectively installing the system for SCG

                                                                   FINAL VERSION

                                     ANNEX B

                              MOTOROLA IT SERVICES

I.    Subject Matter

Sets forth the terms pursuant to which Motorola shall provide information technology ("IT") systems and services to SCI.

II.   Definitions

      A. "IT Services" shall mean the WACC Services, WAN Services and Core and Distributive Services and such other information-related applications, services and infrastructure reasonably necessary to operate SCI's business in the ordinary course in substantially the manner operated prior to Closing as provided by Motorola or a third party under contract to Motorola and shall include, but not be limited to, the IT systems and services listed in Exhibit A. Specifically excluded from IT Services are the HR information-related application services (except SMACT, which will be cloned by Motorola under the terms of this Agreement) and such other information-related application services and infrastructure listed in Exhibit B.

      B. "Year One" shall mean the twelve-month period beginning on the date of Closing.

      C.    "Year Two" shall mean the next twelve-month period following Year
            One.

      D. "Year Three" shall mean the twelve-month period following the end of Year Two.

      E. "Year Four" shall mean the twelve-month period following the end of Year Three.

      F. "Year Five" shall mean the twelve-month period following the end of Year Four.

      G. "Terminated Service" shall mean either (i) IT Services transferred or terminated by SCI in accordance with the terms hereof or (ii) IT Services for which the term has expired (as indicated in Exhibit A).

      H. "Core and Distributive Services" shall mean computer program break/fix services and required-legal-change services to be provided by Motorola or a third party vendor to Motorola prior to the Closing in the normal course of business in respect of the IT Systems and such business capability enhancements requested by SCI in the ordinary course of business, provided, however, that if the effort required to accommodate the requested business enhancements would disrupt the orderly conduct of the parties' efforts to implement the transition to SCI of responsibility for IT Services within the timetable provided in the Separation

            Project Plan without the use of more personnel than are contemplated to be dedicated to the respective function (as set forth in Exhibit
            A), Motorola shall so inform SCI and the parties shall mutually agree whether such enhancements should be pursued, and if so, the additional fees for such enhancement.

      I. "WACC Services" shall mean data processing services of the type provided by Motorola to its divisions and offices prior to the Closing via its WACC computer system in the normal course of business, but shall not include any New WACC Services.

      J. "New WACC Services" shall mean data processing services not provided by the WACC environment prior to the Closing.

      K. "WAN Services" shall mean inter-site networking connectivity services of the type provided by Motorola prior to the Closing in the normal course of business, but shall not include any New WAN Services.

      L. "New WAN Services" shall mean WAN expansion or upgrades requested by SCI above the usage, performance or quantity criteria baseline for SCI as of the Closing, subject to such expansion as is contemplated by paragraph II.B below.

III.  General

      A. Description of IT Services. The service standards, metrics and quantities (such as usage, performance and availability) associated with the IT Services to be provided by Motorola shall be in accordance with a baseline model to be developed by the parties prior to the date of the closing of the transaction contemplated by the Recapitalization Agreement dated as of May 11, 1999 (the "Closing") based on measurable characteristics of the type described in Exhibit C.

      B. Fees/Terms/Termination. All IT Services provided by Motorola hereunder shall be subject to the following agreement on the duration of fees and terms:

                  WACC:

                  TERM: Motorola shall make WACC Services available to SCI for a period of five years from the Closing. SCI shall be obligated to purchase WACC Services from Motorola during Year One and Year Two. SCI shall have the option to extend use of WACC Services for an additional three years, during which time SCI may terminate its use of WACC Services upon three months notice.

                  FEES: During Year One and Year Two, SCI shall pay the costs allocated to WACC Services in Exhibit A, namely $12.2 million per year. During Year Three, Year Four and Year Five, SCI shall pay the WACC usage rates charged by Motorola to SPS, subject to a maximum annual escalation in rates of 5% per year over the rates charged to SPS in 1999. SCI shall be entitled to participate in Motorola's WACC rebate during Year Three, Year Four and Year Five in proportion to SCI's usage of WACC Services for which the rebate is made.

                  WAN:

                  TERM: Motorola shall make WAN Services available to SCI for a total of three years following Closing. SCI shall be obligated to purchase WAN Services from Motorola during Year One and shall have the option to extend use of WAN Services for an additional two years, during which time SCI may terminate its use of WAN Services upon three months notice.

                  FEES: During Year One, SCI shall pay an annual fee for WAN
                        Services of $5 million, subject to increase if the rate of growth in WAN usage by SCI exceeds the 35%, which is the annual rate of growth in WAN usage that has been experienced recently by SPS. Motorola shall monitor SCI WAN usage and provide such usage data to SCI on a monthly basis. If SCI's rate of growth in WAN usage exceeds the 35% annual growth limit during any quarter and such increased usage cannot be reasonably accommodated by the WAN without additional expenditures by Motorola, Motorola shall inform SCI and SCI shall (1) agree to limit its usage to a level below such limit (either through reducing its usage of the WAN Services or by acquiring alternative means to handle the traffic) or (2) mutually agree with Motorola to an increase in the fee for WAN Services to compensate for the cost of accommodating this increased usage. The respective annual fees for WAN Services in Year Two and Year Three following the Closing shall be $5.75 million and $6.6125 million, subject to the same mechanism for adjustment during Year One.

                  CORE AND DISTRIBUTIVE SERVICES:

                  TERM: Motorola shall make Core and Distributive Services
                        available for a total of period of two years from the Closing. SCI shall have the right to terminate use of specific Core and Distributive Services upon one month's notice.

                  FEES: The annual fee for each Core and Distributive Service is set forth in Exhibit A. These fees are based on a total allocated annual cost of $16.9 million for Core and Distributive Services and have been broken down on a service-by-service basis as mutually agreed by the parties. (The amount for Hardware and Software Maintenance and Depreciation shall be determined by the budgeted amount for these costs in Year One, and shall be mutually agreed prior to Closing. Each fee has been separately allocated in proportion to the number of IT personnel identified in Exhibit A to support such service.) As the responsibility for a particular service is transitioned from Motorola to SCI, Motorola shall no longer be obligated to provide the Terminated Service and SCI shall no longer be obligated to pay the fee allocated to the Terminated Service.

                  TREATMENT OF SECONDED SCI PERSONNEL:

                        To the extent that SCI personnel are seconded to Motorola to provide assistance to Motorola in rendering IT Services, the fee with respect to that IT Service shall be reduced by the costs of such personnel's salary, fringe benefits and other allocable costs ("Personnel Costs"). In the event that SCI's Personnel Costs exceed the fees for IT Services, Motorola shall net such amount against the fees and pay SCI the difference under the terms of paragraph 4. hereunder.

                        All personnel designated as SCI employees - including those currently in SCI's IT organization, those designated to transfer from Motorola to SCI, and any new employees hired into SCI's IT organization from now until Closing - shall transfer to SCI on or prior to Closing. Prior to Closing and for so long as Motorola is providing Core and Distributive Services, the SCI employees performing the Core and Distributive Services described in the Separation Project Plan shall be seconded to Motorola and shall act under the management and direction of Motorola. During such time, Motorola and SCI shall work together as one IT organization to perform Core and Distributed Services identified in the Separation Project Plan and, ultimately, to develop the knowledge and capability that will enable the eventual transition of IT functions from Motorola to SCI. To the extent that SCI's personnel needs (as detailed in the Separation Project Plan) have not been fulfilled by Closing, and Motorola is, at the time, providing Core and Distributed Services to SCI, Motorola shall have the right to hire additional employees to complete SCI's personnel needs in a functional area. Any such employees shall be hired on behalf of SCI (with the input and consent of SCI) and seconded to Motorola. All seconded personnel shall remain employees of SCI and SCI will be responsible for all compensation, benefits, tax liabilities and reporting and other employee matters (other than training and supervision as provided above) associated with such seconded personnel.

                  ADDITIONAL CONSULTING SERVICES:

                        If requested by SCI, Motorola shall provide additional consulting services to SCI with regard to IT Systems as follows:

                        To assist with the closing of fiscal year 2000, Motorola shall provide up to 1500 hours of consulting services in the planning of the closing and in its conduct and follow-up procedures.

                        To assist with IT Systems for which responsibility has been assumed by SCI, but as to which SCI requires further assistance, Motorola shall provide up to 1000 hours of consulting services.

                        The fee to be paid by SCI for the foregoing consulting services shall be the fully allocated costs of the Motorola personnel providing such services.

      C. Billing Statements. Motorola shall render to SCI a monthly statement for amounts due for IT Services provided under this Agreement. Each such statement shall be for one-twelfth of the annual fees required by III.B above, subject to adjustment as provided in the section. In respect of WACC Services, such statements shall include the same level of detail with respect to WACC usage and fees as is provided to other Motorola entities, sufficient to determine Motorola's basis for its charges for providing such WACC services to SCI. SCI shall have the right, at its sole expense, to review all or any portion of the monthly statements rendered by Motorola to SCI for IT Services provided hereunder. In such event, Motorola shall cooperate and provide SCI or its designee full access to data and cost information to enable SCI or its designee to review the monthly billing statements. Each such review performed by SCI or its designee shall be conducted in a manner that does not materially disrupt Motorola's regular business functions. Each designee of SCI shall enter into a confidentiality agreement with Motorola.

      D. Cloned Systems. The parties shall cooperate and work together to provide to SCI by the Closing such operational computer programs ("IT Programs"), computer program interfaces ("IT Systems") and computerized databases ("Databases") (or alternatives thereto that do not either individually or in the aggregate impair the intended performance, it being understood that any such alternatives will be subject to SCI's reasonable approval) as are reasonably required by SCI to operate as an independent, stand-alone company. Such IT Programs, IT Systems and Databases include, but are not limited to, those listed in Exhibit A (the "Cloned Systems"), but do not include the IT Programs, IT Systems and Databases listed in Exhibit B. One-time systems and services costs incurred to establish the Cloned Systems on a physical stand-alone basis shall be borne entirely by Motorola, including hardware and software expenses.

            Motorola shall at all times keep SCI updated on the progress relating to development of the Cloned System and shall provide reasonable access to SCI and its designees to the planning process for the cloning and testing of the Cloned Systems in advance of the Closing Date. Motorola and SCI shall work together to rationalize the cost of implementing the Cloned Systems, including, for example, by causing applications residing on separate equipment prior to the Closing to reside on the same equipment to the extent feasible without materially reducing the performance of any IT Program. The parties shall endeavor to test and debug the Cloned Systems with the goal of operating the Cloned Systems on an independent, stand-alone basis beginning on August 1, 1999. Provided that the Cloned Systems are capable of operating on an independent, stand-alone basis by August 1, 1999, SCI shall conduct its first month-end close separate from that of Motorola as of the last day of fiscal August 1999.

      E. Transfer of Hardware. Pursuant to the Recap Agreement, Motorola shall, at its sole expense, transfer or assign to SCI all of its rights, title and interests in any and all hardware (including leased hardware) reasonably required by SCI to operate its IT Systems and services on a physical, stand-alone basis.

      F. Personnel. The parties recognize that SCI will require a total of approximately 302 full-time equivalent employees or contractors to operate and support SCI's IT Systems and support services on a physically separate, stand-alone basis. SCI currently employs 87 such individuals. The parties expect that an additional 51 employees will be transferred as part of SCI sites transferred pursuant to the Reorganization Agreement. The parties recognize that SCI will require an additional 164 individuals to fulfill its staffing needs. To date, the parties have identified 78 Motorola employees (by name and skills set) who will transfer from Motorola on or immediately prior to the Closing Date and an additional 86 personnel (by skill set only) who will need to be recruited and hired to achieve the Cloned Systems. (Exhibit A sets forth the foregoing staffing information.) If any of the Motorola employees identified in Exhibit A, or hired between the date hereof and the Closing, shall no longer be Motorola employees as of the Closing, they will be replaced by additional new hires, unless the parties shall determine that it is mutually, advantageous to replace the particular skill set of such lost personnel with additional transfers from existing Motorola personnel. In the recruitment and hiring of any such new personnel, the parties shall mutually agree on the new hires. It is also understood by the parties that SCI may recruit an additional ten IT professionals from within Motorola, subject to mutual agreement of the parties. The parties' plans to train and transfer employees from Motorola to SCI in order to establish the Cloned Systems and transition SCI into an independent, stand-alone company shall at all times be consistent with the Separation Project Plan. To the extent SCI's personnel needs (as detailed in Exhibit A) have not been fulfilled by Closing, SCI shall continue its recruiting and hiring efforts after Closing. In any event, recruiting, hiring and training costs, whether incurred pre- or post-Closing, for the number of additional employees needed to fulfill SCI's staffing needs (as per Exhibit A), shall be borne entirely by Motorola.

      G. Motorola Outsourcing. If Motorola outsources any of the IT Services provided to SCI hereunder, Motorola shall use its reasonable best efforts to obtain the right for SCI to either participate in Motorola's outsourcing agreement or to enter into a separate outsourcing agreement, in either case, under substantially the same terms and conditions as Motorola. In any event, SCI's costs for IT Services provided pursuant to such an outsourcing arrangement shall be no more than SCI's costs for the provision of such services under this Agreement.

      H. Licensed Software. On or prior to the Closing Date, Motorola shall, at its sole expense obtain or assign a license or sublicense for SCI to use all IT Programs (or alternatives thereto that do not, either individually or in the aggregate, impair the intended purpose of the software license, it being understood that any such alternatives will be subject to SCI's approval) included as Cloned Systems. Motorola and SCI shall work together prior to the Closing to identify the best way to have a license for i2 software and such other software as to which consultation between Motorola and SCI will facilitate the transfer process. To the extent reasonably locatable or obtainable from vendors, any software will also include all related documentation, manuals and original media as required by SCI, including but not limited to those contracts listed in, Exhibit
            D. To the extent required by vendor legal or contractual restrictions, Motorola shall, at its sole expense, obtain the consents necessary to effect the foregoing transfers on or prior to the Closing Date. All software licenses transferred or assigned hereunder shall be transferred or assigned in their entirety (subject to any use rights retained by Motorola for its own benefit) and shall include the full scope of rights currently enjoyed by Motorola, to the extent reasonably required by SCI to operate on a stand-alone basis. Relative to the WAN Services, Motorola will cooperate with SCI in developing a plan for a Class B addressing scheme.

      I. Motorola Proprietary Software. Pursuant to the terms of the Intellectual Property Agreement between the parties, Motorola will grant SCI certain license rights to use all Motorola-owned business application and design engineering software in use by SCI as of the Closing.

      J. Maintenance Agreements. By the Closing, Motorola shall at its sole expense arrange for SCI to assign, transfer or acquire replacement contracts such that SCI will receive the benefits of all computer equipment maintenance contracts that were in place with Motorola with respect to the SCI business at the time of Closing, either through agreement with the service provider under the contract with Motorola or through establishment of a new contract with the same or equally qualified service provider.

      K. Disaster Recovery. With respect to any IT Services supported by Motorola at the time of a disaster, if the disaster (other than one caused by SCI's [gross] negligence) renders SCI's Cloned Systems and/or IT Services non-functional, Motorola shall provide, at its sole expense, disaster recovery services on an equal basis with the recovery services rendered by Motorola to its own business operations. For avoidance of doubt, such disaster recovery services are not required to be provided by Motorola for any services terminated by SCI.

IV.   Miscellaneous

      A. Confidentiality. The parties acknowledge that in the course of performance of their respective obligations pursuant to this Agreement, each may obtain confidential and/or proprietary information of the other or its affiliates, vendors, or customers, including terms and conditions of this Agreement. Accordingly, the parties shall take reasonable steps necessary to ensure that all information and records relating to the business of Motorola and SCI are kept strictly confidential.

      B. Access to Information. Motorola shall, at SCI's request, provide access to all information and data regarding the IT systems and support provided by Motorola hereunder. Such information shall include, but is not limited to, historical cost data, resource usage, failure data, service levels, and security data. In addition, Motorola shall cooperate and provide access to any and all information necessary for SCI or its auditors to perform a complete systems and applications audit. Each such review performed by SCI or its designee shall be conducted in a manner that does not materially disrupt Motorola's regular business functions. Each designee of SCI shall enter into a confidentiality agreement with Motorola.

      C. Assignment/Change in Control. This Agreement shall be binding upon, inure to the benefit of, and be enforceable by or against the parties hereto and their respective successors and assigns provided, however, that neither party hereto may assign this Agreement without the prior written consent of the other (which consent shall not unreasonably be withheld), except to a party that acquires all or substantially all of the assets of the assigning party. Provided further, if Motorola divests all or any part of its operations (such that Motorola no longer controls that operation) that provide IT Services pursuant to this Agreement, Motorola shall arrange for Motorola's obligations to SCI under this Agreement to be provided by qualified vendors. SCI shall, in any event, have the option to terminate this Agreement in such event.

      D. Scope. All costs related to all IT Services provided by Motorola to SCI, including any IT-related costs incurred by Motorola under any other agreements related to this transaction, are allocated in this Agreement alone and shall be billed in accordance with the principles and procedures contained in this Agreement.

      E. Term and Termination. This Agreement shall terminate five years from the date of Closing.

MOTOROLA INFORMATION TECHNOLOGY SERVICES - AMENDMENTS

1. In accordance with the provisions of Section III.B regarding the Fees associated with Core and Distributed Services, the parties agree that the amount of depreciation associated with Non-WACC Hardware & Software Depreciation Maintenance for Core and Distributed as of the date of Closing is $3.6 million. Accordingly, the parties agree that the fees for Core and Distributed Services detailed in Exhibit A of Annex B, Motorola Information Technology Services, are to be amended as follows:

      The columns entitled "Description" and "Costs in Millions" under Core and Distributed in Exhibit A attached hereto shall be deleted in their entirety and replaced with the following:

      DESCRIPTION                                  COSTS IN MILLIONS

      Demand Mgmt and Planning Team                       4.3
      Planning/Inventory Team                             1.6
      Technical Support Team                              1.2
      Process/IT Quality/Test Team                         .5
      Email/Calendar/LDAP Team                             .7
      Security/Account Admin Team                          .2
      CIM Baseline Team                                    .5
      Finance Team                                        1.6
      Procurement Team                                     .4
      Mgmt/Admin Team                                      .7
      E-Business Team                                      .5
      Data Warehouse Team                                  .5
      Siebel Team                                          .6
      Non-WACC Hardware & Software
      Depreciation/Maintenance for Core
      and Distributed                                     3.6

      Total                                              16.9

2. If Motorola acquires additional hardware assets on behalf of SCI in order to complete the Cloned Systems, the amount of Non-WACC Hardware & Software Depreciation/Maintenance for Core and Distributed associated with any additional hardware assets will be increased. Motorola will notify SCI of any such additional asset transfers on or before September 15, 1999. In the event that the amount of Non-WACC Hardware & Software Depreciation/Maintenance for Core and Distributed increases after the date of Closing, the fee for each Core and Distributed Service will be reduced in proportion to the increase in Non-WACC Hardware & Software Depreciation/Maintenance for Core and Distributed.

      IT SEPARATION PROJECT PLAN

                                                                       EXHIBIT A

====================================================================================================================================
                                                         Cost in   Anticipated  Expiration  IT CENSUS   CENSUS              EXISTING
                                                        Millions     Date of        of      AT         TRANSFER  CENSUSNEW   SCG IT
IT SERVICE   DESCRIPTION                                           Transition      Term     TRANSFER   FROM SPS              CENSUS
====================================================================================================================================
SITES        FACTORY/SITE APPLICATIONS,
             CIM SUPPORT, DATA CENTER,
             NETWORKING, Dial-up                                    15-Apr-99      N/A
             -----------------------------------------------------------------------------------------------------------------------
             Aizu, Guadalajara, Seremban,
             Carmona and 52nd St Phoenix                   8.3      15-Apr-99      N/A          51        51         0         0
             -----------------------------------------------------------------------------------------------------------------------
             Factory/Site CIM Operations and Gateway
             Team within SCG today                        10           N/A         N/A          75         0         0        55
====================================================================================================================================
             TOTAL                                        18.3                                 126        51         0        55
====================================================================================================================================

====================================================================================================================================
CORE AND
DISTRIBUTED
             -----------------------------------------------------------------------------------------------------------------------
             Demand Mgmt and Planning Team                 4.6      1-Jul-00   Close +2 yrs     55        20        35         0
             -----------------------------------------------------------------------------------------------------------------------
             Planning/Inventory Team                       1.7      1-Jul-00   Close +2 yrs     38        16        1-0       12
             -----------------------------------------------------------------------------------------------------------------------
             Technical Support Team                        1.3      1-Jul-00   Close +2 yrs     13         5         8         0
             -----------------------------------------------------------------------------------------------------------------------
             Process/IT Quality/Test Team                  0.6      1-Aug-99   Close +2 yrs      6         6         0         0
             -----------------------------------------------------------------------------------------------------------------------
             Email/Calendar/LDAP Team                      0.8      1-Feb-00   Close +2 yrs      8         3         5         0
             -----------------------------------------------------------------------------------------------------------------------
             Security/Account Admin Team                   0.2      1-Aug-99   Close +2 yrs      2         2         0         0
             -----------------------------------------------------------------------------------------------------------------------
             CIM Baseline Team                             0.6      1-Jul-00   Close +2 yrs      9         0         9         0
             -----------------------------------------------------------------------------------------------------------------------
             Finance Team                                  1.7      1-Jul 00   Close +2 yrs     17         8         9         0
             -----------------------------------------------------------------------------------------------------------------------
             Procurement Team                              0.4      1-Jul-00   Close +2 yrs      4         1         3         0
             -----------------------------------------------------------------------------------------------------------------------
             Mgmt/Admin Team                               0.8      15-Apr-99  Close +2 yrs      8         8         0         0
             -----------------------------------------------------------------------------------------------------------------------
             E-Business Team                               0.5      15-Apr-99  Close +2 yrs      5         2         3         0
             -----------------------------------------------------------------------------------------------------------------------
             DataWarehouse Team                            0.5      1-Feb-00   Close +2 yrs      5         3         2         0
             -----------------------------------------------------------------------------------------------------------------------
             Siebel Team                                   0.6      1-Aug-99   Close +2 yrs      6         4         2         0
             Non-WACC Hardware & Software
             Depreciation/Maintenance for Core and
             Distributed                                   2.6      1-Aug-99   Close +2 yrs      0         0         0         0
====================================================================================================================================
             TOTAL                                        16.9                                 176        78        86        12

====================================================================================================================================
WACC DATA
CENTER       Usage Charges for CORE Systems on the
             Mainframe at the Motorola Corporate Data
             Center
             -----------------------------------------------------------------------------------------------------------------------
             Fixed Usage Total Per year, year 1 & 2       12.2      Close +2        0            0         0         0         0
                                                                       yrs
             -----------------------------------------------------------------------------------------------------------------------
             receiving services at usage rate actuals                   3
                                                                   additional       0            0         0         0         0
                                                                       yrs
====================================================================================================================================
             TOTAL                                        12.2                      0            0         0         0         0
====================================================================================================================================

====================================================================================================================================
                                                                                                0 1        0         0
WAN          Wide Area Network circuits, routers,
             encryption, hardware, software and
             maintenance provided by Motorola
             -----------------------------------------------------------------------------------------------------------------------
             Year 1                                         5          N/A     Close +1 yr       0         0         0         0
             -----------------------------------------------------------------------------------------------------------------------
             Year 2 and 3 noted items                                  N/A          2            0         0         0         0
                                                                                additional
                                                                                   yrs
====================================================================================================================================
             TOTAL                                          5                       0            0         0         0         0
====================================================================================================================================
                                                                                                 0         0         0         0
====================================================================================================================================

IT SERVICES NOT INCLUDED OR INCLUDED ELSEWHERE

                                                                       EXHIBIT B

----------------------------------------------------------------------------------------------------------------------
IT SERVICE                               DESCRIPTION                            COMMENT
----------------------------------------------------------------------------------------------------------------------
Desktop/Laptop Hardware                  PC/Apple desktop/laptop systems        Currently in business departmental
                                         hardware                               run cost.  Transfers with employee.
                                                                                Leased system transfer process within
                                                                                Supply Management terms.
----------------------------------------------------------------------------------------------------------------------
Desktop/Laptop Software                  Software Systems and databases         Desktop/Laptop commercial software
                                         created by business and design         included in License Exhibit
                                         product and engineering users via
                                         commercial software.  (e.g. Does not
                                         include spreadsheet data)
----------------------------------------------------------------------------------------------------------------------
Engineering Hardware                     Unix and other hardware used by        Currently in business departmental
                                         design, product and all other          run cost Transfers with employee.
                                         engineering functions                  Leased system transfer process
                                                                                within Supply Management terms.
----------------------------------------------------------------------------------------------------------------------
HR and Payroll Systems                   Hardware, software and/or outsourced   Covered in the HR Services Terms
                                         systems used to run Human Resources,
                                         Benefits, Compensation and Payroll
----------------------------------------------------------------------------------------------------------------------
SPS SAP Based Systems                    All Motorola SPS systems and           Not selected by SCG
                                         interfaces in development or
                                         production running associated with
                                         the SPS SAP license agreement
----------------------------------------------------------------------------------------------------------------------
JET                                      Corporate Travel System                Covered as Shared Service in Finance
                                                                                Term Sheet
----------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT C

                      WAN AND WACC UTILIZATION/PERFORMANCE

Subset examples of metrics to be provided and reviewed at minimum quarterly intervals for all WAN and WACC services utilized by SCG.

WAN UTILIZATION ACTUALS PRIMARY BUSINESS HOURS

Monthly Site LAN Utilization

Daily Network Volume by Group

WACC "FIVE NINES" SYSTEM AVAILABILITY

--------------------------------------------------------------------------------
              SYSTEM                  JANUARY        FEBRUARY         MARCH
--------------------------------------------------------------------------------
                 Netting(CICSMP03)    100.000%        99.995%        100.000%
--------------------------------------------------------------------------------
            SPS Mantissa(CICSWP02)    100.000%        99.876%        100.000%
--------------------------------------------------------------------------------
        SPS Fixed Assets(CICSWP02)    100.000%        99.876%        100.000%
--------------------------------------------------------------------------------
              SPS Vertex(CICSWP02)    100.000%        99.876%        100.000%
--------------------------------------------------------------------------------
    Corp. Medical Claims(CICSWP03)    100.000%        99.876%        100.000%
--------------------------------------------------------------------------------
          Corp. OmniPlan(CICSWP04)    100.000%        99.876%        100.000%
--------------------------------------------------------------------------------
           Corp. OmniPay(CICSWP04)    100.000%        99.876%        100.000%
--------------------------------------------------------------------------------
                               DCE    100.000%        99.298%        100.000%
--------------------------------------------------------------------------------
                          TCPIP-WT    100.000%        99.792%        100.000%
--------------------------------------------------------------------------------
                        TCPIPT1-WT    100.000%        99.792%        100.000%
--------------------------------------------------------------------------------
                        TCPIPT2-WT    100.000%        99.786%        100.000%
--------------------------------------------------------------------------------
                          TCPIP-WI    100.000%        99.881%        100.000%
--------------------------------------------------------------------------------
                          TCPIP-MT    100.000%       100.000%        100.000%
--------------------------------------------------------------------------------
                       TCPIPT1 -MT    100.000%        99.995%        100.000%
--------------------------------------------------------------------------------
                        TCPIPT2-MT    100.000%        99.995%        100.000%
--------------------------------------------------------------------------------
                            IMS3DC    100.000%        99.850%         99.597%
--------------------------------------------------------------------------------
                             IMSDC    100.000%        99.995%         99.966%
--------------------------------------------------------------------------------
                              MTSO    100.000%       100.000%        100.000%
--------------------------------------------------------------------------------
                              WTSO    100.000%        99.879%        100.000%
--------------------------------------------------------------------------------
                              WIMS    100.000%        99.863%        100.000%
--------------------------------------------------------------------------------
                              CSP1    100.000%        99.867%        100.000%
--------------------------------------------------------------------------------
                              CST1    100.000%       100.000%        100.000%
--------------------------------------------------------------------------------
                               WVM    100.000%       100.000%        100.000%
--------------------------------------------------------------------------------
                             DOSVM    100.000%       100.000%        100.000%
--------------------------------------------------------------------------------
             SPS CICS Applications    100.000%        99.876%        100.000%
--------------------------------------------------------------------------------
                             TCPIP    100.000%        99.892%        100.000%
--------------------------------------------------------------------------------

WACC TRANSACTIONS PER MONTH

--------------------------------------------------------------------------------
              SYSTEM                  JANUARY        FEBRUARY         MARCH
--------------------------------------------------------------------------------
WACCTSO                            37075449190    32652342400     34896329686
--------------------------------------------------------------------------------
WACCIMS                            21931840290    21047218932     23673528957
--------------------------------------------------------------------------------
CSP1                               2084491950     1992400448      2236005614
--------------------------------------------------------------------------------
CST1                               1440185405     1369670724      1532812524
--------------------------------------------------------------------------------

WACC MAINFRAME USAGE COST SUMMARY BY MONTH

           ITEM              JAN                 FEB                 MAR
        BCH PROD CPU       613,498             637,147             838,865
         IMS MSG CPU       501,258             619,915             817,907
         CMS O/L CPU       448,532             546,664             628,554
        DISK STORAGE       410,177             398,926             399,923
        CMS PERM DSK       168,679             171,288             211,796
         TSO O/L CPU       134,666             181,724             204,324
        DIVSNL PACKS       176,810             178,626             178,626
        BCH TEST CPU       110,426             124,881             166,778
         IMS DLI CPU        56,732              68,125              92,044
         CMS BCH CPU        46,064              52,291              74,260
        TAPE OCUPNCY        45,139              52,003              58,739
         CMS SQL CPU        23,967              28,202              34,556
         TAPE MOUNTS        28,368              27,823              30,672
        TAPE STORAGE        17,783              17,532              21,883
        TAPE M/ST/M2        15,289              15,157              19,770
        DSK M/STG/MI        13,323              13,887              18,108
        PRINTER SYST         7,008              10,937              11,111
          FICHE ORIG         6,873               5,609               5,923
        ADSM DATA ST         1,697               1,918               2,485
        CICS REG CPU         2,271               2,278               2,577
        CICS DB2 CPU           290               1,783               2,538
        PAC CSYS ADM             0                   0                   0
        FICHE COPIES         1,661               1,209               1,278
        SPECIAL FORM           126                 289                 352
         CMS SFS CPU           304                 330                 524
        B-BRD SERVER             0                   0                   0
        12 X 8 1-PRT           125                  22                  17
        CSS SIM MISC           195                   0                   0
         TAPE COPIES             0                   0                   0
        11 X 14 2PRT            60                   1                   1
        DB2 DIST CPU             3                   0                   2
         HRMS TRANS.             0                   0                   0
         11 X 9 1PRT             1                   1                   1
         11 X 9 2PRT             6                   0                   0
        11 X 14 3PRT             1                   0                   0
        AVERY LABELS             0                   0                   0
        BCH TST JOBS             0                   0                   0
        CMS SESSIONS             0                   0                   0
        REMOTE LINES             0                   0                   0
        TSO SESSIONS             0                   0                   0
        14 X 11 ROLL             0                   0                   0
        TSO ADMN ADJ             0                   0                   0
        DSS ADMN ADJ             0                   0                   0
        CMS ADMN ADJ             0                   0                   0
--------------------------------------------------------------------------------
               Total     2,831,332           3,158,568           3,823,614
================================================================================

ADDITIONAL METRIC/REPORT TYPES (Not limited to):

WAN Response Studies (point to point and end to end ping studies)
WAN/ LAN Router CPU utilization
WAN Bytes, Packets, Errors per line
Mainframe CPU Utilization
Mainframe Disk Utilization
Mainframe Representative transaction performance trends
Mainframe Representative Batch Processing performance trends

IT SOFTWARE LICENSES                                                   EXHIBIT D

--------------------------------------------------------------------------------
SOFTWARE SUPPLIERS SELECTED FOR          SOFTWARE SUPPLIERS NOT
TRANSFER                                 SELECTED FOR TRANSFER
--------------------------------------------------------------------------------
           SUPPLIER NAME                            SUPPLIER NAME
--------------------------------------------------------------------------------
Adobe                                    Apache
Advance Mgmt Solutions (AMS)             Chesapeake Decision Sciences
Allaire                                  Enscript
Analogy                                  GCC Compiler
ASD Software Inc                         Harmony Software
Avant! Corporation                       KL Group
Brio Corporation                         Prism Corp
Cadence Design Systems                   Rationale/Pure Atria Cooperation
Citrix Systems Inc                       SAP America
CompuServe/WorldCom Advanced Networks    Smart Technologies
DataBeam/IBM                             WinCenter
Fastech Integration Inc                  ---------------------------------------
Foresight
GE Info Service
Gentia Software
Harbinger EDI Services Inc.
Hume Integration
Hummingbird Communications, LTD
i2 Technologies, Inc.
IBM Global Services/Advantis
IBM/Lotus
ISE Integrated Systems Engineering AG
MathSoft, Inc
MathWorks, Inc
Mentor Graphics
Microsoft
Netopia/Farallon Communications
Netscape Communications Group
Network Associates Inc/McAfee.
Novell
Open Environment Corporation
Open Text Corporation-External
Open Text Corporation-Internal
Oracle Corporation
Platform Computing Inc
Process Software
Promis Systems Corporation
Real Networks
SAS Institute

Siebel Systems
Sterling
Symantec Corporation
Synopsys
TCG/Teleport Communications Group
Texas Instruments - CSS/OP, Easy Req,
TIBCO (formerly Teknekron)
Tivoli/IBM
Transcription Enterprise (CATS)
Veritas Software Corporation (formerly
Openvision)
Visio
---------------------------------------

                                                                   FINAL VERSION

                                     ANNEX C

                           MOTOROLA LOGISTICS SERVICES

I.    SEPARATION OF DISTRIBUTION LOCATIONS

a. The scope of the terms that follow address distribution locations that currently handle either SCI product exclusively, or a combination of SCI and SPS product.

b. There will be a physical separation of distribution locations as of Closing, with complete cloning of logistics and distribution systems where required. Computer systems and shipping equipment in all of these facilities will be separate where necessary to achieve the levels of security required of two separate legal entities. Information Technology
      (IT) will pursue identification of all necessary hardware, costs, and schedules necessary to achieve the requirements for separation. If ownership, management or operational separations are delayed, SPS and SCI will enter into shared services (Section IV), with costing methodologies identified in Section V. In the event that either SPS or SCI decides to withdraw from a distribution location where both are located, the withdrawing party shall provide the other party 6 months written notice prior to such withdrawal. In such event, the parties shall work together in good faith to facilitate the transition out of the distribution location and shall examine the feasibility of jointly relocating their respective distribution operations to a different location.

c. Distribution Centers (DCs) that are currently Motorola owned will be owned by either SPS or SCI as of Closing. SCI ownership of Phoenix AA warehouse is limited to building and equipment with the actual land being leased as defined in the master lease agreement. Where SPS owns a DC on Closing, SCI will re-route all its activity out of that DC by Closing. Likewise, where SCI owns a DC on Closing, SPS will re-route all its activity out of that DC by Closing. Dual shipping systems will not be required in these sites.

      SCI Ownership     SPS Ownership
      -------------     -------------
      Phoenix AA        Toulouse

d. At distribution locations currently owned by SPS, where SPS has agreed to lease space to SCI, the parties will physically split, manage, and operate their respective distribution operations separate from each other. Dual product receiving and shipping systems will be required in these locations.

            Location

            Munich

e. Distribution location currently under third party service agreements will be physically split and managed separately by both SPS and SCI as of Closing. Specifics on the proportions by which each site will be physically split and how the physical separation will be achieved will be determined and agreed on by August 1, 1999. Dual product receiving and shipping systems will be required in these locations.

            LOCATION (SUBCONTRACTOR)
            ------------------------

            Narita (Hankyu)
            Hong Kong (MSAS)
            Singapore-Local/Global (MSAS)
            Guadalajara LAFTA (CDI)

      SPS and SCI will have separate agreements with the existing third party contractors (MSAS, Hankyu and CDI) as of Closing.

      SPS and SCI recognize that the existing lease agreement for the distribution center in Hong Kong will need to be assigned or new contracts established segregating the lease liability. Action item assigned to Evans/Kost to be completed by May 1, 1999.

f. Distribution locations that are currently operated by Motorola on leased sites will be physically split and managed separately by both SPS and SCI effective as of Closing. Specifics on the proportions by which each site will be physically split and how the physical separation will be achieved will be determined and agreed on by August 1,1999. SPS will maintain the existing lease and sublease to SCI under the general lease agreement as long as SPS remains in the site. Should SPS vacate the site prior to SCI, SCI will make the necessary arrangements, with SPS assistance, to establish ownership of the lease agreement, if permitted. Dual product receiving and shipping systems will be required in these locations.

      Location

            Toronto

g. Distribution centers within existing factories will be owned according to the designated factory site owners beginning on Closing. The following factory DC's will be owned by SCI.

      Guadalajara       SBN
      Tesla             ISMF
      Carmona           SMP

      Where SPS owns a factory DC, SPS will ship all SCI product in bulk to the SCI DC specified in the subcontract agreement or as stated in the purchase order. Likewise, where SCI owns a factory DC, SCI will ship all SPS product in bulk to the SPS DC specified in the subcontract agreement or as stated in the purchase order. This also applies to all sales of probed wafers. Dual shipping systems will not be required in these sites.

h. Distribution hubs that are currently operated by third party service providers will be managed separately, effective as of Closing. New third party service contracts will not be required until termination of the freight agreement. Upon termination of the freight agreement, SCI will contract directly with AEI for the costs associated with the Paris Hub.

      Where SPS manages a hub, SCI will transfer out all existing SCI inventory and re-route all SCI product out of that hub by Closing. Likewise, where SCI manages the hub, SPS will transfer out all existing SPS inventory and re-route all SPS product out of that hub by Closing. Dual shipping systems will not be required in these sites.

            SCI Management    SPS Management
            --------------    --------------
            Paris Hub (AEI)   Leicester Hub (Fed Ex)

i. Taiwan distribution hub, currently owned by SPS, will be transitioned to a third party service provider (Trust). This hub will be brought up under separate SCI and SPS agreements by Closing. Dual product receiving and shipping systems will be required in these sites.

j. Automotive JITs are currently owned, operated or managed by SPS. SPS and SCI recognize the need to share activity costs and management services at some JIT sites, but further cost vs. benefit analysis is required to comprehend if it is financially viable to physically separate a JIT given the volume of SCI activity, or whether it makes more sense for SCI to transfer to a third party contract model. SPS and SCI will form a team to perform the analysis by June 1, 1999. If there should be a sharing of activity cost and management services it will be charged per cost sharing methodology as detailed in section V. SCI will exercise reasonable best efforts to achieve alternative solutions to migrate away from these shared services as soon as feasibly possible. In any event, SCI will migrate current activities prior to the expiration of the two year period beginning as of the date of Closing. Dual shipping systems will be required in these sites.

k. Where other identified or subsequently identified shared services activities exist, SCI and SPS will exercise reasonable best efforts to achieve alternative solutions to migrate away from these shared services as soon as feasibly possible. In any event, SCI and SPS will migrate current activities prior to the expiration of the two-year period beginning as of the date of Closing. Methodologies to cost share these services will be subject to agreement by both entities as it applies to JITs (non-automotive), third party consignment (e.g. VIA), mail, trucking service, receiving, piece parts, etc.

l. SCI and SPS recognize that the costs identified or subsequently identified in j. above may not constitute a material cost or value for either party. Where both parties agree, certain shared services will be continued without cost sharing subject to the expiration time period identified in j., above.

II.   SEPARATION OF HUMAN RESOURCES

      Today there are shared resources in various distribution centers where the aggregate headcount will be split to support either SPS or SCI.

a.    As of Closing, headcount will be split per paragraph e. as follows:

                      SCI                 SPS              Total
                      ---                 ---              -----
Toulouse               4                   8                 12

      Toulouse also has 34 people who are associated with materials movement, shipping of die and piece parts, etc. Evans/Kost to identify any additional DC headcount to be considered above. SPS shall bear all employee severance costs associated with closing the Toulouse distribution center.

b. As of Closing, headcount in the following locations are assumed to be evenly split as follows:

                             SCI                SPS                Total
                             ---                ---                -----
Narita                         8                  8                  16
Hong Kong                     15                 16                  31
Singapore- Local/Global        2                  2                   4
Taiwan                         3                  3                   6
Toronto                        4                  3                   7
Munich                        18                 18                  36
Guadalajara (LAFTA)          TBD                TBD                 TBD

c. Munich headcount includes 20 Motorola employees and 16 contractors to be split evenly.

d. There are additional Motorola employees (12) and contractors (16) currently under the SCI budget (Hong Kong) supporting manufacturing activity that will be transferred to SPS manufacturing by Closing.

e. Specifics on the proportions and identification of headcount to be split will be negotiated by [April 19, 1999]. Evans/Kost will analyze the resources by location and split the existing headcount using the HR guidelines.

III.  SEPARATION OF LOGISTICS RELATED EQUIPMENT

a. By May 1, 1999, Evans/Kost will pursue identification of all existing and additional logistics and distribution hardware, related costs, and develop execution schedules to achieve the requirements for physical and financial separation by Closing.

b. Splitting of the existing physical assets, as provided above, as well as responsibility for the acquisition costs of any new equipment will be split to the proportions identified by the Physical Logistics project team subject to agreement by Kost/Evans. SPS will make a reasonable attempt to identify the current net book value of the existing assets to be split.

IV.  SHARED SERVICES

a. In some cases the transition of physical distribution and logistics may not be feasible at Closing given the complexities of physically separating the sites and re-routing flow of product. Consequently, there may be a transition period where shared services are required. What follows is a description of these services. Section V describes the methodology for allocating costs.

b.    Description of Shared Services

      SCI and SPS agree to provide the following services to each other:

            Distribution of finished goods to end customers

            Processing that includes pick, pack, and ship functions per customer requirements

            Maintaining physical separation of finished goods within shared facilities in compliance with standard audit procedures

            Receipt and restocking of bulk shipments in addition to non-product receiving functions

            Provision of local transportation (where required)

            Maintenance of QS9OOO compliance

            Export licensing and compliance.

c. Given the many changes to be effected in the logistics and distribution network, there will admittedly be some level of disruption. SCI and SPS agree to support a process for continuous improvement of service in a manner that is customary of our current performance and operating procedures. For example, a periodic review process will be continued to evaluate quality and OTD problems by location and minimize the impact of any disruption(s) to the customer.

V.    METHODOLOGY FOR COST ALLOCATION

a. SPS and SCI will share activity costs and management service costs using a formula that is based on actual shipping activity.

b.    The formula is calculated as follows:

      1. Using the total line/lines shipped for SCI and SPS by distribution location,

      2.    SPS line/lines are weighted by an incremental 30% adder,

      3. That calculated percentage (1.3) is applied to the total cost of operations for each distribution center to arrive at SCI / SPS allocation of shared expenses.

            For example: A distribution location ships 1000 orders per month for SCI and 1000 (equivalent of 1300) orders per month for SPS and has a total cost of $69,000 per month. The total cost would be divided by 2300 orders resulting in a cost of $30 per shipped order. SPS would pay 1300 X $30 to achieve a commensurate cost of $39,000, while the net total cost to SCI would be $30,000.

c. The entity managing the facility will analyze and prepare supporting documentation on a monthly basis to facilitate the billing of services to its counterpart.

d. Services currently provided to SCI under "General Freight" will continue to be provided for a period of three years beginning as of the date of Closing. Freight expense will be charged back to SCI under the allocation methodology utilized for the 1999 Budget. The 1999 Budget methodology allocated freight using SCI's percentage of sales relative to the total sales of SCI and SPS.

      For example: SCI monthly sales are $150M and SPS monthly sales are $600M, SCI freight allocation of the "General Freight" expenses would be 20% ($150M of a total of $750M).

ELECTRONIC LOGISTICS

I.    CUSTOMER LINKING, LOGISTICS SOLUTIONS AND ADVANCED LOGISTICS SOLUTIONS

a. SPS and SCI Customer Linking, Logistics Solutions and Advanced Logistics Solutions operations will reside, wherever possible, in the same geographical locations physical proximity) for up to the fall duration of the Agreement. Both SPS and SCI designated individuals will have the necessary access to each other's systems for up to the full duration of the agreement. SPS will manage the associated SCI headcount with strategic input from a designated SCI individual throughout the duration of the agreement or until the point in time where the teams are physically split, whichever comes first. This same designated SCI individual will be responsible for facilitation of the SPS management process as well as being the focal point for prioritizing Customer Linking, Logistics Solutions, and Advanced Logistics Solutions activities throughout the duration of this agreement.

II.   CUSTOMER LINKING

a. Customer Linking consists of Electronic Data Interchange program management, service model development, and customer engagement programs for the various service models.

b. SPS and SCI will form a team to analyze current Customer Linking resources and determine the required additional resources by task volume, skill set and location. SPS will assign 8 individuals from the existing resources to form the core of SCI's Customer Linking team. SPS and SCI will follow the HR guidelines in determining the actual 8 individuals to be transferred with the intent to transfer individuals that will contribute to SCI's long term success. Individuals to be transferred to SCI will be identified by [April 15, 1999]. If either entity requires additional resources as a result of the task volume, skill set and location analysis, they will hire or assign such resources directly.

III.  LOGISTICS SOLUTIONS

a. Logistics Solutions consist of activities associated with the development and implementation of traffic strategies, freight management, The Global Monitoring Environment, JIT activities, and MegaJIT development.

b. SPS and SCI will form a team to analyze current resources and determine the required additional resources by task volume, skill set and location. SPS will assign 2 individuals to form the core of SCI's Logistics Solutions team. SPS and SCI will follow the HR guidelines in determining the actual 2 individuals to be transferred with the intent to transfer individuals that will contribute to SCI's long term success. Individuals to be transferred to SCI will be identified by [April 15, 1999]. If either entity requires additional resources as a result of the task volume, skill set and location analysis, they will hire or assign such resources directly.

IV.   ADVANCED LOGISTICS SOLUTIONS

a. Advanced Logistics Solutions include MegaJIT implementation, third party services development/implementation, and DAN development/implementation.

b. Advanced Logistics Solutions resources are not in place today. SPS intends to continue to pursue advanced logistics solutions as part of their overall service strategy. SCI needs to confirm the program(s) that fit within their strategy.

c. All resources necessary to execute the program(s) will be assumed to be furnished independently by both entities unless a shared services agreement is in place.

d. Programs where we jointly staff the resources or share costs will be formally project managed with a PSG that consists of SCI and SPS members.

Electronic Logistics Personnel to Transfer to SCI:

Robert Boivin
Serena Chan
Susan Gudykuns
Robin Hodgson
Kyomi Kogo
Maria Kriz-Role
Frank Lacagnina
Cheryl Monk
Paul Pierce
John Symons

                    MOTOROLA LOGISTICS SERVICES - AMENDMENTS

1. In Section I.b ("Separation of Distribution Locations"), in the fourth sentence, the phrase "with costing methodologies identified in Section V." shall be replaced with "with costing methodologies defined at that time."

2. In Section I, paragraph d. shall be replaced in its entirety with the following:

      d. As of Closing, SPS and SCI shall enter into a shared services arrangement to provide distribution support for SCI out of the SPS Munich Distribution Center. SPS will retain all related headcount, equipment, and contractual obligations for third party service providers. SCI will be charged a pro-rated monthly service fee equal to a % of the total cost of operations (labor and operations management, equipment depreciation, computer access charges, rent for allocated floorspace and overhead). The monthly service fee to be paid by SCI will be determined by a monthly examination of the total line/lines shipped versus the total line/lines shipped for SCI to calculate the percentage of total costs to be paid by SCI. For example, if Munich ships a total of 1000 line/lines in a given month and 500 of these are SCI shipments, the charges to SCI will be 50% of the total cost of operations at the Munich Distribution Center. Upon termination of the shared services arrangement, each of SPS and SCI will be responsible for 50% of employee severance costs. (Such severance costs shall apply only in the event employees are actually terminated at the end of the shared services period.) SPS and SCI will work to limit and reduce future collective exposure by replacing, as necessary due to attrition, etc., permanent employees with contract employees. Dual product receiving and shipping systems will be required in these locations.

3. In Section I, paragraph h. shall be replaced in its entirety with the following:

      h. Distribution hubs that are currently operated by third party service providers will be managed separately, effective as of Closing. SCI will initiate a new third party service contract with AEI for the Paris hub activity by the Closing.

            Where SPS manages a hub, SCI will transfer out all existing SCI inventory and re-route all SCI product out of that hub by Closing. Likewise, where SCI manages the hub, SPS will transfer out all existing SPS inventory and reroute all SPS product out of that hub by Closing. Dual shipping systems will not be required in these sites.

            SCI Management               SPS Management
            --------------               --------------
            Paris Hub (AEI)              Leicester Hub (FedEx)

4. In Section I, paragraph g. shall be replaced in its entirety with the following:

      g. As of Closing, SPS and SCI shall enter into a shared services arrangement to provide distribution support for SCI out of the Carmel, Colmar and Huntsville automotive JITs. SPS will also provide support through the Chihuahua JIT for 90 days following Closing. SPS will retain all related headcount, equipment, and contractual obligations for third party service providers in these locations. SCI will be charged a pro-rated monthly service fee equal to a % of the total cost of operations (labor and operations management, equipment depreciation, computer access charges, rent for allocated floorspace and overhead). The monthly service fee to be paid by SCI will be determined by a monthly examination of the total line/lines shipped versus the total line/lines shipped for SCI to calculate the percentage of total costs to be paid by SCI. For example, if the JIT's ships a total of 500 line/lines in a given month and 250 of these are SCI shipments, SCI costs will be 50% of the identified automotive JIT costs including management costs, unless SCI staffs these positions internally. SPS and SCI recognize the need to migrate these functions to separate third party solutions as soon as feasibly possible. In the case of Chihuahua, this migration must occur within 90 days of Closing. In any event, SCI will migrate the balance of all current activity prior to the expiration of the two year period beginning as of the date of Closing. Dual shipping systems will be required in these sites.

                                                                   FINAL VERSION

                                     ANNEX D

                            MOTOROLA FINANCE SERVICES

I. This Term Sheet sets forth the terms and conditions pursuant to which Motorola shall provide reporting, accounting and other finance-related services as described herein ("Finance Services") to SCI following Closing. The description of services and fees to be charged for the Finance Services is detailed below and in the "Regional Plans" for the Americas, Europe and Asia, which is attached hereto as Exhibit A. The "Business Plan" to transition services and personnel to SCI over time is attached hereto as Exhibit B.

II.   Definitions

      A. "Share Service Period" shall mean the 11 (eleven) fiscal months after Closing.

      B. "Extended Shared Service Period" shall mean the 24 (twenty-four) fiscal months after Closing.

      C. "Shared Services" shall mean those Finance Services to be provided by Motorola to SCI hereunder and which are designated as such in the Regional Plans.

      D. "Management Services" shall mean the management oversight and direction to be provided by Motorola over SCI finance personnel during certain periods designated herein.

      E. "Management Fee" shall mean a mutually agreed flat fee to be paid by SCI to Motorola on a function-by-function basis. Management Fees for individual Finance Services are designated in the Regional Plans and the Business Plan.

      F. "Training Services" shall mean the training and guidance to be provided by Motorola to SCI, at SCI's request, up to the last day of the Extended Shared Service Period.

      G. "Consulting Services" shall mean the operational, business and strategic advice and services to be provided by Motorola to SCI, at SCI's request, up to the last day of the Extended Shared Service Period.

      H. "Reasonable Efforts" means the obligated party is required to make a diligent, reasonable and good faith effort to accomplish the applicable objective. Such obligation, however, does not require that the obligated party act in a manner which would otherwise be contrary to prudent business judgment in light of the objective attempted to be achieved. The fact that the objective is not actually accomplished is not dispositive evidence that the obligated party did not in fact utilize its Reasonable Efforts in attempting to accomplish the objective.

III.  Finance Services

      A. The Regional Plans. The Regional Plans list and describe the categories of Finance Services, specify the fees and/or charges applicable to such services, and indicate whether such service is subject to the Shared Service Period or the Extended Shared Service Period.

      B. The Business Plan. The Business Plan lists the various finance functions for which Motorola will provide Management Services to SCI and indicates the parties' timetable to transition each finance function to SCI. The parties intend to carry out the business planning efforts and fulfill the personnel needs required to meet the milestones on which specific finance functions are intended to transfer to SCI. The parties acknowledge, however, that it may not be possible to transition all of the finance functions to SCI within the planned timeframes. In such event, Motorola shall provide SCI with Management Services for a period not to exceed the Shared Service Period. These periods are intended to allow reasonable time for SCI to develop capability and expertise that will enable SCI eventually to perform its own finance functions. Motorola shall, in no event, be obligated to provide Management Services, beyond the Shared Service Period.

IV.   Fees/Charges

      A. The Americas. Unless otherwise stated herein, the following fees/charges shall apply to Finance Services in the Americas:

                  o Management Fee - As specified on function-by-function basis.

                  o     Training Services - $30/hour

                  o     Consulting Services - $50/hour

                  o Other - Fees/charges unique to a function or service are indicated in the Regional Plans.

      B. Europe. Unless otherwise stated herein, the following fees/charges shall apply to Finance Services in Europe

                  o Management Fee - As specified on function-by- function basis.

                  o     Training Services - $50/hour

                  o     Consulting Services - $80/hour

                  o Other - Fees/charges unique to a function or service are indicated in the Regional Plans

      C. Asia Pacific. Unless otherwise stated herein, the following fees/charges shall apply to Finance Services in Asia Pacific:

                  o Management Fee - As specified on function-by-function basis

                  o     Training Services - $40/hour

                  o     Consulting Services - $70/hour.

                  o Other - Fees/charges unique to a function or service are indicated in the Regional Plans.

      D. Expenses. All fees and charges described herein exclude the out-of-pocket expenses incurred by Motorola personnel providing the Finance Services. Expenses incurred with the prior consent of SCI (which consent shall not be unreasonably withheld) shall be charged back to SCI, provided they are reasonably substantiated by Motorola. Motorola shall provide SCI with a monthly statement detailing the fees/charges for Management Services, Training Services and Consulting Services provided by Motorola hereunder. SCI will render payment within 30 days after the date of the monthly statement. In the event that Motorola pays third parties for goods or services on behalf of SCI, SCI shall reimburse Motorola with same day funds. SCI's statements to Motorola for reimbursement of recruiting and hiring costs shall include a reasonable level of detail necessary for Motorola to substantiate the relevant charges.

V.    Personnel

      A. SCI's Personnel Needs. The parties recognize that it is essential for SCI to begin immediately building its finance organization, including, as per the Business Plan, hiring additional employees to fulfill SCI's staffing needs prior to Closing. The Business Plan (i) identifies (by name) those individuals currently within SCI's finance organization who will remain within SCI's finance organization following Closing; (ii) identifies (by name) those individuals currently within Motorola's Finance organization who will transfer to SCI's finance organization as of Closing and; (iii) indicates (by function) the number of additional employees that Motorola will hire and train on behalf of SCI (with SCI's input and consent), it being understood that such employees will transfer to SCI as per the Business Plan. To the extent additional employees are required to fulfill SCI's personnel needs, the parties shall work together to recruit and hire such employees in accordance with the Business Plan.

      B. Transfer of Personnel. All personnel designated as SCI employees - including those currently in SCI's finance organization, those designated to transfer from Motorola to SCI, and any new employees hired into SCI's finance organization from now until Closing - shall transfer to SCI on Closing. Prior to Closing and for so long as Motorola is providing Management Services, the SCI employees performing the finance functions described in the Business Plan shall be seconded to Motorola and shall act under the management and direction of Motorola. During such time, Motorola and SCI shall work together as one finance organization to perform the finance functions identified in the Regional Plans and Business Plans and, ultimately, to develop the knowledge and capability that will enable the eventual transition of finance functions from Motorola to SCI. To the extent that SCI's personnel needs (as detailed in the Business Plan) have not been fulfilled by Closing, and Motorola is, at the time, providing Management Services to SCI, Motorola shall have the right to hire additional employees or use its own employees to complete SCI's personnel needs in a functional area. Any such employees shall be either (i) employees hired on behalf of SCI (with the input and consent of SCI) and seconded to Motorola; (ii) employees hired and managed by Motorola to perform finance functions for SCI; or (iii) Motorola employees. In the case of (ii), Motorola shall be entitled to charge SCI for the personnel costs of such individuals in accordance with the Business Plan, in addition to the applicable Management Fee. In the case of (iii) above, Motorola shall be entitled to charge SCI for the individuals who have not been hired in accordance with the Business Plan, in addition to the applicable Management Fee. In any event, all recruiting, hiring and training costs, whether incurred pre- or post-Closing, for the number of additional employees necessary to fulfill SCI's staffing needs (as per the Business Plan), shall be borne entirely by Motorola.

      C. Training Services. During the Shared Service Period, Motorola shall not charge SCI for Training Services provided in connection with training the number of employees in each functional area who have been hired to fulfill SCI's staffing needs pursuant to the Business Plan. Thus, for example, Motorola may not charge SCI for Training Services provided for the two additional accounts receivables employees hired into SCI's finance organization as per the Business Plan. Motorola shall, however, be entitled to charge SCI for Training Services associated with a third accounts receivables employee or to train a replacement employee.

VI.   Miscellaneous

      A. Motorola shall not be obligated to provide SCI with Shared Services, Management Services, Training Services, or Consulting Services for finance functions that differ from Motorola's operating policies, procedures, and processes.

      B. The parties shall exercise Reasonable Efforts to achieve the objectives set forth in the Business Plan.

      C. SCI may terminate (i.e., transition to SCI or third party) any Management Services or Shared Services upon 30 days prior notice as follows:

            Notice To:  Motorola, Inc.
                        3102 N. 56th Street
                        Phoenix, AZ 85018
                        Attn: Sector Controller

            Motorola shall not be obligated to provide Management Services for a function that is terminated. Following termination of a Management Service, SCI personnel seconded to Motorola to perform the terminated service shall return to SCI. Accordingly, Motorola shall cease charging the Management Fee associated with a service that is terminated.

      D. SCI recognizes that it may not be possible for Motorola to perform SCI's monthly, quarterly and yearly financial closes simultaneous with that of Motorola's financial closes. Accordingly, Motorola shall perform SCI's financial closes as soon as possible after its own, but in any event no later than (i) 30 days after Motorola closes its own financial books during the first three months following Closing and (ii) 14 days after Motorola closes its own financial books during each subsequent month after the first three months following Closing. Over time, after the parties have gained experience in closing the financial books of SCI as an independent company and after Y2K, the parties expect the time required to close SCI's financial books will decrease. Training Services and/or Consulting Services provided by Motorola shall, at all times, be on a reasonable, "as-needed" basis, as requested by SCI. The use of services by SCI and the provision of services by Motorola hereunder shall, at all times, be consistent with the goals of implementing the smoothest possible separation of SCI from Motorola, limiting the impact of such separation on SCI's and Motorola's customers, and enabling the eventual transition of finance functions from Motorola to SCI.

      E. In the event that Motorola does not elect the outsourcing option provided in the Transition Services Agreement and therefore provides Management Services in respect of the credit function, the foreign exchange function, the treasury function, SEC reporting, and transfer pricing, Motorola's role shall be limited to coordinating and executing the decisions made by SCI in respect of such functions. Provided Motorola properly coordinates and executes SCI's decisions in respect of such functions, Motorola shall have no liability in connection with exposure forecast, authorization for actual trades and liability under federal, state, foreign or other applicable securities laws. Motorola shall require written authorization from SCI's Chief Financial Officer or his designee prior to executing any decisions in the critical finance areas referenced in this paragraph.

      F. Prior to Closing, Motorola may, at its sole option, elect not to provide Management Services and instead must assist SCI in outsourcing one or more of the following functions: the corporate tax function, the corporate accounting and reporting function and/or the corporate treasury function (the "Outsourced Finance Service"). In the event Motorola makes such election, (i) Motorola shall reimburse SCI during the Shared Service Period to the extent SCI's total costs, fees and expenses exceed $500,000 on an annual basis, plus the costs SCI would have incurred had Motorola provided Management Services for such functions (i.e., the Management Fee SCI would have paid for management of the corporate tax, treasury and corporate accounting and reporting functions by Motorola and the personnel costs SCI would have incurred in connection with these finance functions); and (ii) SCI shall select, with Motorola's consent (which consent shall not be unreasonably withheld), a qualified third party to perform such Outsourced Finance Service. Motorola shall assist SCI in selecting an appropriately qualified third party provider and transition the Outsourced Finance Service to such provider in a timely and professional manner. SCI shall be responsible for managing and directing the third party selected to perform the Outsourced Finance Service. Motorola shall reimburse SCI the difference referenced in subparagraph (i) above in accordance with the billing and payment procedures detailed in the Transition Services Agreement.

      G. Except for the Finance Services described in paragraph F. above, Motorola shall not outsource any Finance Services to be provided to SCI hereunder. Motorola shall, however, retain its right to subcontract any Finance Service described herein pursuant to the subcontracting terms of the Transition Services Agreement.

      H. The parties recognize that as circumstances surrounding Implementation of the Business Plan and Regional Plans change, it may be necessary to amend these plans accordingly, subject to mutual agreement between the parties. Unless otherwise agreed between the parties, any such amendments shall be subject to the terms and conditions set forth herein.

      I. The parties recognize that the description of each Finance Service, as set forth in the Regional Plans, is intended to capture all of the finance functions necessary for SCI to operate as a company separate from Motorola. Whether or not specifically listed, the description of each "Finance Service" shall include any and all tasks and support reasonably necessary for SCI to perform its finance functions on an independent, stand-alone basis.

                                                                   FINAL VERSION

                                     ANNEX E

                       MOTOROLA SUPPLY MANAGEMENT SERVICES

I.    GENERAL

a. The Supply Management organization currently exists as one centralized organization within SPS. The separation of SCI will require that the Supply Management organization be divided into two functional and self-sustaining organizations to independently support SPS and SCI. Consequently, the need for a shared service environment has been minimized.

b. The separation of the global supply management function between SPS and SCI and the ability for SPS and SCI to initiate requirements with suppliers as separate functional organizations has a critical dependency on the successful cloning of all existing procurement, payables and receiving systems by Information Technology.

c. Cloning requirements for procurement, related payables and receiving legacy mainframe systems include but are not limited to the following applications: Vendor Stocking Program (VSP), EZREQ, SSDB, Jerboa, User and Authorization tables, CHAPS, RIMS.

II.   DIVISION OF HUMAN RESOURCES

a. SPS and SCI agree that the supply management headcount, which currently supports wholly owned SCI sites, will transfer to SCI Supply Management as identified in item (c) below.

b. SPS and SCI agree that the transfer of headcount will be coordinated in a time-phased approach to ensure relative continuity of supply management functions and responsibilities within the respective organizations. Ibis becomes especially critical where there will be a need to hire and train new personnel to backfill key positions in both SPS and SCI organizations. The time-phased plan for headcount transfers will be mutually agreed on. All transfers will be completed by August 1, 1999.

c. The sites targeted for headcount transfers to SCI and their current census transfers are as follows:

      Site                Est. Census
      ----                -----------
      Aizu                4
      Carmona             4
      Guadalajara         12
      Phoenix             15
      Seremban            15

d. Specific identification of employees to be transferred to the SCI Supply Management organization has been completed and agreed on. See attachment A.

e. There is a transfer of Supplier Quality/Incoming Inspection employees from the existing SCI Continuous Improvement Organization to SPS Supply Management that is currently being negotiated, but is not included within the scope of this document.

III.  TRAINING REQUIREMENTS

a. In general, limited training will be required given that SPS will transfer resources to SCI with similar basic skills that are currently supporting SCI requirements.

b. There is however a situation where only one employee possesses a specialized skill set that is required in both SPS and SCI; procurement systems support administrator. It has been agreed that SPS will retain this employee, but SPS will ensure that an SCI employee is adequately trained either by that employee or by an identified outside consultant. Training for the new SCI procurement systems support administrator will be completed before August 1, 1999. It is agreed that this individual to be trained will not be one of the core team resources currently assigned to the Supply Management separation program.

IV.   SEGREGATION OF PURCHASE COMMITMENTS

a. All current SCI financial commitments for business services have been issued by Motorola SPS. An evaluation is currently underway to clearly identify and segregate SCI-specific Purchase Order commitments from those of SPS. This evaluation is being performed for each key commodity.

b. An assessment of each key commodity is underway to develop the plan which prioritizes those key suppliers which will have to be contacted and agreements renegotiated to effect the SCI separation. Communication to these suppliers will commence upon Motorola's release of the announcement to customers and suppliers regarding SCI separation.

c. Prior to close, SPS and SCI supply management organizations intend to jointly leverage their collective bargaining power to renegotiate key supplier agreements, where renegotiations may be necessary. Where Motorola SPS is expected to transfer an agreement, contract or purchase order to SCI, and where SPS retains the primary liability to the supplier, Motorola will control and make the final decisions on terms and conditions of the agreement.

V.    LEASE OBLIGATIONS

a. All current SCI financial commitments for leased items have been issued by Motorola SPS. An evaluation of existing lease obligations is underway to identify the SCI lease liabilities that will require transfer to SCI on Closing.

b. Upon Motorola's release of the announcement to customers and suppliers regarding SCI separation, SPS and SCI Supply Management organizations intend to jointly work with suppliers to legally transfer SCI-specific lease obligations to SCI.

c. In the event lessors are not willing to legally transfer obligations to SCI, then alternate arrangements including, but not limited to, assignment or buyout will be jointly pursued by the parties.

d. In the event existing lease obligations are not legally transferred, assigned or bought out, SPS will continue to pay existing lease obligations on behalf of SCI and separately bill SCI for the lease amount. In addition, SCI will be responsible for complying with the existing terms including, but not limited to, all provisions related to the return of the leased equipment or failure thereof.

e. Due to the mobile nature of certain leased assets (e.g., personal computers) a physical inventory of SCI leased assets will be performed to correlate the quantity of physical assets to their corresponding financial obligations and the return of equipment at the end of the lease. This is to ensure that each entity is financially obligated only for the physical assets which they are responsible for.

VI.   SYSTEMATIC CHANGES TO PURCHASE COMMITMENTS

a. The cloning of the procurement system(s) will populate the relevant SCI EZREQ purchase orders into the SCI system, and a clean up of non-SCI related purchase orders will be executed. Likewise, SPS will commit to assist as best as possible in the 'clean-up' of P.O. data in the respective systems to reflect SPS and SCI as separate.

b. It should be noted that the majority of 'non-production' purchase orders are currently charged against specific departments that are either SPS or SCI owned. This existing practice will help facilitate the systematic migration and 'clean-up' of purchase orders from the SPS system and the SCI cloned system.

RULES OF ENGAGEMENT FROM DATE OF CUTOFF

a. As of Closing, the Supply Management organization (SPS or SCI) responsible for a given business unit or production facility will be accountable for that organization's full procurement cycle. The full procurement cycle includes negotiation, ordering, inventorying, and receipt.

b. As of Closing, all new SCI purchase commitments and the related financial liabilities will be issued from the SCI procurement system(s), except where Motorola provides lease space service type arrangements to SCI (e.g. low dollar office supply type transactions) for remote sales office locations in Europe and parts of Asia.

c. An accurate assessment of the impact to current pricing for SPS or SCI as a result of renegotiations will not be possible until communications with suppliers can be established. Needless to say, renegotiations of new terms will be made attempting to maintain current pricing. The level of risk and magnitude of impact to SCI's cost structure however is unknown at this time.

d. To ensure full continuity of the procurement cycle (order, receipt and payment) for SPS and SCI, both entities agree that the existing receiving systems and processes will not change as long as the two entities are interdependent on shared services, or that they mutually agreed upon.

e. All Year 2000 equipment upgrades are currently being administered by SPS, and this will not change with separation due to its short-term nature. The intent is for SPS to maintain primary responsibility for the supplier interface and payment. SPS will then charge SCI for their cost of the upgrades.

f. Receiving Cutoff. This point is added for clarification as to how liabilities for goods and services will be accounted for prior to and beyond date of cutoff. Physical receipt of goods or completion of services provided is the determining factor of which entity should bear the liability. The fundamental principle is that the determination of whether it should be an SPS or an SCI liability is predicated on the date goods are physically received or the date services are completed, and not the ship date, invoice date, or the actual date the receiving transaction is completed. All receipts on or before July 31, 1999 are SPS liabilities. As of Closing, each entity will assume liability for its own receipts.

g. Supplier Managed Inventory. SPS has supplier managed inventory (SMI) agreements with the majority of its raw materials suppliers. SPS will negotiate with the respective common suppliers to ensure continuity of the current SMI strategy for both entities. As of Closing, each entity will assume their respective liabilities per the SMI agreements such as slow moving and obsolete inventory. Alternate arrangements for shared liability will apply in Seremban where there is a sub-contract arrangement for assembly/test services between SPS and SCI per the Manufacturing Agreement.

h. No shared services required in Phoenix. Given the uniqueness of how Phoenix will be owned and managed by SPS and SCI respectively, we have added this point as a matter of clarification on how responsibilities will be segregated in Phoenix as of Closing.

i.

      (i) It will be the responsibility of SCI to provide Supply Management support to its respective operations and employees in the Phoenix area including SCI U.S. sales offices.

      (ii) It will be the responsibility for SPS to provide Supply Management support to its respective operations and employees in the Phoenix area including SPS U.S. sales offices.

SHARED SERVICES

a.    General

      The complete cloning of the procurement systems has limited the need to share services. Given the lack of an existing SCI supply management infrastructure in Europe and Hong Kong, it may be more reasonable and cost efficient for SPS to provide SCI with services in these locations for a period of time.

b.    Europe

      (i) SPS supply management shall provide shared services to SCI Supply Management in Toulouse for SCI Order Fulfillment organization (approximately 130 people), and the 8 sales offices in the region (approximately 70 people). Such shared service will be provided for up to one year. SCI Supply Management will have the responsibility for hiring a person to take on the services.

      (ii) In this agreement, during the period of such shared services SPS Supply Management will set up SCI users/requestors in the region to allow them the ability to requisition/order items from the regional SCI cloned EZREQ and Vendor Stock Program (VSP) catalog system.

      (iii) Description of Shared Services: SPS Supply Management will provide the following services for SCI utilizing the cloned SCI procurement systems (EZREQ and VSP):

            o Set up SCI users/requestors in Europe to order items from the VSP catalog.
            o Set up SCI users/requestors in Europe to requisition items via the EZREQ system.
            o Establish new suppliers in the Supplier DataBase (SSDB) required supporting SCI operations in the region.
            o Purchase items at the SPS negotiated price where possible. Place the POs, follow up with the suppliers, and negotiate as mutually agreed. Reconcile commercial issues required as part of standard Supply Management support.
            o Make reports available as required to SCI requester/user departments that provides open and closed order details for EZREQ and Vendor Stock transactions.

      (iv) Related Charges. SCI will pay for all goods and services purchased from the SCI purchasing systems, In addition SPS will charge SCI a monthly fee (see summary of charges in section D below) equal to the average monthly salary for an SPS supply management person supporting support this operation. The charge for this service will be effective upon closing.

      (v) In order for SCI to transition out of the shared service arrangement per (v) above, SCI will need to hire its own resource as soon as possible. SPS agrees to assist SCI in the recruitment process of this individual which includes the identification of candidates, interviewing and screening, and recommendation.

c.    Asia

      (i) SPS supply management will provide shared services to SCI Supply Management in Hong Kong beginning on or before August 1, 1999 to support the SCI Logistics Operations organization (approximately 110 people), and the sales offices located in Hong Kong and China (approximately 24 people). These services will be provided in a manner substantially the same as those provided in Europe as discussed in the previous section of this term sheet.

      (ii) In this agreement, SPS Supply Management will set up SCI users/requestors in the region to allow them the ability to requisition/order items from the regional cloned SCI EZREQ and Vendor Stock Program (VSP) catalog system.

      (iii) Description of Services: SPS Supply Management will provide the following services for SCI utilizing the cloned SCI procurement systems (EZREQ and VSP).

            o Set up SCI users/requestors in the Hong Kong region to order items from the VSP catalogs.
            o Set up SCI users/requestors in the Hong Kong region to requisition items via the EZREQ system.
            o Establish new suppliers in the Supplier DataBase (SSDB) required supporting SCI operations in the region.
            o     Purchase items at the SPS negotiated where possible.
            o Place the POs, follow up with the suppliers, and negotiate as mutually agreed. Reconcile commercial issues required as part of standard Supply Management support.
            o Make reports available as required to SCI requester/user departments that provides open and closed order details for EZREQ and Vendor Stock transactions.
            o Procure and consign required piece parts for Leshan (approx. $8 million per year) and execute the CHAPS P.O. to Leshan on behalf of SCI for the contracted value added assembly/test services provided. It is recognized that the Leshan Joint Venture arrangement may change to a buy/sell relationship and consequently Leshan may procure and inventory their own materials. When and if this should happen, the need for this portion of the shared services would no longer be needed.

      (iv) Related Charges. SCI will pay for all goods and services purchased from the SCI purchasing systems. In addition SPS will charge SCI a monthly fee equal the average monthly salary for an SPS Supply Management employee in this region.

      (v) In order for SCI to transition out of the shared service arrangement described above, SCI will need to hire its own resource as soon as possible. SPS agrees to assist SCI in the recruitment process of this individual which includes the identification of candidates, interviewing and screening, and recommendation.

d.    Summary of Shared Service Charges

      SPS charges to SCI.

            Europe:

            Shared Service cost ($9600 per month) per description of services in section B (iii) above.

            Asia:

            Shared Service cost ($5000 per month)
Detail of $5000 per month in Asia is as follows: $4166 per month for general support per description of services in section C (iii) above and $833 per month for Leshan procurement support also per description of services in section C
(iii).

e.    Other Support.

      (i) On the Closing Date, SPS will transfer Julie Conway to SCI on the same terms and conditions as SPS is transferring other employees to SCI on or before the Closing Date, provided that SCI will second her back to SPS for a period of one year following the Closing Date.

      (ii) SPS supply management will, at SCI's request, provide support in the areas of (i) piece parts support (ii) software and (iii) inventory management. SCI may hire people to work along side the current SPS supply management personnel assigned to lead the functions described in (ii) and (iii) for SPS for a period of up to one year following the Closing Date. SCI will pay all costs associated with the people it hires under this provision. SPS supply management will have no obligation under this paragraph in the event that SCI does not hire the people referred to in this paragraph ii.

                                    Americas

------------------------------------------------------------------------------------------------------------------------------------
FUNCTION/SERVICE            STRATEGY                  DESCRIPTION                                                  FEES/COSTS
------------------------------------------------------------------------------------------------------------------------------------
UNITED STATES
------------------------------------------------------------------------------------------------------------------------------------
Accounts Payable            Motorola to provide       Invoice Processing, check request processing, utility        Management Fee is
                            Management Services for   payments, supplier debit/credit memos, supplier statement    $3,000 per month
                            no longer than term of    reconciliation, mailroom services, freight invoices,
                            Shared Service Period.    procurement cards, air ticket payments, pager payments,
                                                      fleet payments, domestic payments, foreign payments
                                                      (netting), electronic funds transfer administration,
                                                      self-billing administration, supplier database
                                                      administration, exception wire transfers, on-line checks,
                                                      general ledger account analysis, aged liabilities,
                                                      electronic authorization request reports, duplicate
                                                      payment reconciliation, debit balance reconciliation,
                                                      petty cash, air ticket distribution, supplier inquiries,
                                                      table maintenance/approval, invoice error correction,
                                                      interface with supply management, interface with end
                                                      users, accrual calculation, voided payments and reissues,
                                                      unclaimed payments cashier audits, performance metrics,
                                                      training, microfilming, microfiche, journal vouchers,
                                                      supervision of personnel, performance evaluations to 1099
                                                      tax reporting, general ledger account reconciliations.
------------------------------------------------------------------------------------------------------------------------------------
Capital Accounting          Motorola to provide       Capital accounting, reserves analysis and reporting,         Management Fee is
                            Management Services for   property pass administration, batch system processing,       $1,000 per month.
                            no longer than term of    AMOS system administration and approvals, SCG cost and
                            Shared Service Period.    reserves analysis/reconciliation, online journal entry
                                                      functionality, coordination of periodic physical
                                                      inventories, asset tagging, clearing suspense accounts
                                                      (where applicable).
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
FUNCTION/SERVICE            STRATEGY                  DESCRIPTION                                                  FEES/COSTS
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Travel                      Motorola to provide       Travel and non-travel expense statements processing,         $8.00 per expense
                            Shared Services for no    receipt and logging of travel receipt envelopes, service     statement.
                            longer than term of the   line support during published hours for questions and
                            Extended Shared Service   advice, accounting of cash advances and payroll
                            Period.                   deductions, administration of credit cards, distribution
                                                      of travel tickets.
------------------------------------------------------------------------------------------------------------------------------------
Payroll                     Motorola to provide       Time entry, payroll processing, employee questions, tax      Shared Services
                            Shared Services for no    reporting, check distribution, garnishment                   will be charged
                            longer than term of the   administration, payroll deduction for delinquent travel      at $175 per
                            Extended Shared Service   advances, relocation advances and reporting, commission      employee pay
                            Period.                   payment, general ledger account reconciliations and          slip.
                                                      analyses.
------------------------------------------------------------------------------------------------------------------------------------
Fleet Management            No Shared Service, as     N/A                                                          N/A
                            SCG will administer its
                            own employees on
                            company-owned and
                            employee-owned car
                            programs as of Closing.
------------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable/        Motorola to provide       Determine credit lines, monitor customer activity,           Management Fee is
Distributor Credit          Management Services for   collect outstanding receivables, resolve discrepancies,      $6,400 per month.
Support/Credit              no longer than term of    with customers and internal departments, supply
                            Shared Service Period.    management reports on weeks of receivables, delinquency,
                                                      bad debts, process adjustments to customer accounts,
                                                      apply cash, coding changes, general ledger interface for
                                                      sales/receivables, general ledger account
                                                      reconciliations, JERBOA billings, control-audit of CARMS,
                                                      billing system interface, billing and credit adjustments,
                                                      record retention, monitor customer accounts for payments,
                                                      investigate and resolve disputed items, monitor and
                                                      support marketing programs for distributors.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
FUNCTION/SERVICE            STRATEGY                  DESCRIPTION                                                  FEES/COSTS
------------------------------------------------------------------------------------------------------------------------------------
Contracts                   Motorola to provide       Oversee contract and NDA administration.  Training on WEB    Management Fee is
                            Management Services for   system and maintenance.  Provide advice and training on      $2,500 per month.
                            no longer than term of    claims settlement.                                           Consulting
                            Shared Service Period.                                                                 Services will be
                                                                                                                   billed at $75 per
                                                                                                                   hour.
------------------------------------------------------------------------------------------------------------------------------------
Policies and Government     Motorola to provide       Policies & Gov't Compliance:  Awareness training on          Management Fee is
Compliance/Import &         Management Services for   government compliance issues including gov't contract        $5,000 per month;
Export Controls             no longer than term of    classifications and responsibilities.  Training on           Consulting
                            Shared Service Period.    policies, WWCM and WEBSITE.                                  Services will be
                                                                                                                   billed at $75 per
                                                      Import/Export:  Training in export controls compliance       hour.
                                                      including foreign nationals, EECN coding and
                                                      classification.
------------------------------------------------------------------------------------------------------------------------------------
Reserves                    Motorola to provide       Training an WEB maintenance, set it of SCG administrator.    Management Fee is
                            Management Services for                                                                $800 per month.
                            no longer than term of
                            Shared Service Period.
------------------------------------------------------------------------------------------------------------------------------------
Foreign Exchange Function   Motorola to provide       High level review of consolidated SPS exposures as well as   Management Fee is
                            Management Services for   U.S. inputs, all trades must be authorized by SCG.           $3,100 per month;
                            no longer than term of                                                                 Consulting
                            Shared Service Period.                                                                 Services will be
                                                                                                                   billed at $75 per
                                                                                                                   hour.
------------------------------------------------------------------------------------------------------------------------------------
Foreign Exchange System     Motorola to provide       Set up SCG as an entity in the foreign exchange system,      Charges for use
                            Shared Services for no    provide and maintain access rights to the foreign exchange   of foreign
                            longer than term of       system (CHARTS, TAURUS).                                     exchange
                            Extended Shared Service                                                                systems will be
                            Period.                                                                                based on actual
                                                                                                                   cost (i.e.,
                                                                                                                   current
                                                                                                                   methodology), not
                                                                                                                   to exceed $10,000
                                                                                                                   per month.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
FUNCTION/SERVICE            STRATEGY                  DESCRIPTION                                                  FEES/COSTS
------------------------------------------------------------------------------------------------------------------------------------
Tax                         Motorola to assist SCG    Federal tax, State and local sales and use tax, excise       Management Fee is
                            in setting up an          tax, property tax, international statutory and tax           $8,000 per month;
                            outsourcing arrangement   reporting requirements, international tax reporting          SPS Consulting
                            for the Shared Service    package (ITRP), foreign sales corporation (FSC),             Services will be
                            Period.                   compliance audits, transfer pricing, other miscellaneous     billed at $75 per
                                                      tax filing requirements, record retention, accounting for    hour and Motorola
                                                      income taxes.  Paradox or current SPS system will be used.   Consulting
                                                                                                                   Services will be
                                                      This includes the portion of these functions Performed in    billed at $150
                                                      the Regions.                                                 per hour.
------------------------------------------------------------------------------------------------------------------------------------
Treasury Function           Motorola to assist SCG    Cash management, debt financing, letters of credit,          Management fee is
                            in setting up an          guarantees, facilitating pension transition reporting        $2,500 per month.
                            outsourcing arrangement   requirements, insurance policies, establishing and           Consulting
                            for the Shared Service    maintaining bank accounts.                                   Services will be
                            Period.                                                                                billed at $150
                                                      This includes the portion of these functions performed in    per hour.
                                                      the Regions.
------------------------------------------------------------------------------------------------------------------------------------
Treasury System             Motorola to provide       SCG will be set up as a separate entity in the netting       Charges for use
                            Shared Services for no    system.  The Netting Center will consolidate and pay SCG     of the treasury
                            longer than term of       inputs.  Monthly netting reports will be provided.           system will be
                            Extended Shared Service                                                                based on actual
                            Period.                                                                                cost (i.e.,
                                                                                                                   current
                                                                                                                   methodology), not
                                                                                                                   to exceed $35,000
                                                                                                                   per month.
------------------------------------------------------------------------------------------------------------------------------------
Cost Accounting/Transfer    Motorola to provide       Cost:  Train and consult on cost systems, transfer of        Management Fee is
Pricing                     Management Services for   close responsibility back to Phoenix.                        $4,000 month.
                            no longer than term of
                            Shared Service Period.    LTP:  Maintain and update transfer pricing (for SCG,
                                                      training on system and tables, troubleshooting, consulting on methods and policy).
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
FUNCTION/SERVICE            STRATEGY                  DESCRIPTION                                                 FEES/COSTS
------------------------------------------------------------------------------------------------------------------------------------
Entity/Intercompany         Motorola to provide       Department maintenance, consolidations, reporting and       Management Fee for
Accounting/Consolidation    Management Services for   intercompany functions including netting, legal and         SPS is $3,000 per
                            no longer than term of    operational close, and external audit interface.            month; Corporate
                            Shared Service Period.                                                                consulting
                                                                                                                  services will be
                                                                                                                  billed at $75 per
                                                                                                                  hour.
------------------------------------------------------------------------------------------------------------------------------------
Corporate Accounting and    Motorola to assist SCG    Evaluation and hiring of External Auditor Firm. Financial   Corporate
Reporting                   in setting up an          Statements - Profit and Loss Statements, Cash Flow,         consulting
                            outsourcing arrangement   Balance Sheets, Financial Analysis. Adoption of             services will be
                            for the Shared Service    Accounting Standards or implementation of new Accounting    billed
                            Period.                   Standards. Financial statements or other financial          at $150 per hour.
                                                      reports required by Financial institutions or debtors.
                                                      External reports required by the SEC such 10Q's, 10K'S or
                                                      Other registration documents. Motorola will clone the
                                                      Year-End Work Papers (YEWP) system and, pursuant to the
                                                      terms of the Information Technology Term Sheet, obtain or
                                                      assign any licenses or sublicenses necessary for SCG to
                                                      operate the YEWP system. Motorola will provide training
                                                      but, no ongoing systems maintenance. To the extent
                                                      applicable, SCG will be responsible for ongoing licensing
                                                      or maintenance fees. This includes the portion of these
                                                      functions performed in the Regions.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
FUNCTION/SERVICE            STRATEGY                  DESCRIPTION                                                  FEES/COSTS
------------------------------------------------------------------------------------------------------------------------------------
Corporate Audit             Motorola to provide       Complete audit per SCG specifications, according to          Charges will be
                            Shared Services for no    Motorola SIC.  Will include:  year-end audit test work (if   billed at
                            longer than term of       existing auditors are used), audits by site utilizing        Motorola's actual
                            Extended Shared           substantive and attribute testing methodologies in           cost per audit,
                            Services Period.          accordance with GAAS, audit reports summarizing, where       plus any
                                                      applicable, improprieties detected and/or internal control   out-of-pocket
                                                      weaknesses, performing system development reviews and        expenses incurred
                                                      audits, training.                                            during the course
                                                                                                                   of the audit.
------------------------------------------------------------------------------------------------------------------------------------
Internal Controls           Motorola to provide       Inventory audit and SAT support.  Training its required      Management Fee is
                            Management Services for   and limited audit support.                                   $2,000 per month.
                            no longer than term of
                            Shared Service Period.
------------------------------------------------------------------------------------------------------------------------------------
Forecasts/Budget/ESY        Motorola to provide       Training on system consolidation routines and maintenance    Management Fee is
                            Management Services for   as required.  MOPLACS consolidations.                        $800 per month.
                            no longer than term of
                            Shared Service Period.
------------------------------------------------------------------------------------------------------------------------------------

MEXICO
------------------------------------------------------------------------------------------------------------------------------------
All functions               Motorola to provide       Payroll, accounts payable, travel, general ledger,           Management Fee is
                            Management Services for   closing, statutory reporting, capital accounting, currency   $3,000 per month.
                            no longer than term of    management, legal transfer price, insurance, and
                            Shared Service Period.    A/R-Credit.
------------------------------------------------------------------------------------------------------------------------------------

CANADA
------------------------------------------------------------------------------------------------------------------------------------
All functions               Motorola to provide       General ledger, statutory reporting, capital accounting,     Management Fee is
                            Management Services for   currency management, legal transfer pricing, petty cash,     $3,000 per month.
                            no longer than term of    travel, payroll, and accounts payable.
                            Shared Service Period.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
FUNCTION/SERVICE           STRATEGY                  DESCRIPTION                                                  FEES/COSTS
------------------------------------------------------------------------------------------------------------------------------------
BRAZIL/PUERTO RICO
------------------------------------------------------------------------------------------------------------------------------------
All functions              Motorola to provide       Payroll, accounts parables, capital and travel including     Management Fee is
                           Management Services for   JV detail to be done by Motorola Corporate.  Motorola        $3,000 per month.
                           no longer than term of    Corporate will pass details to Phoenix for entry into SCG
                           Shared Service Period.    systems.  Credit, accounts receivable, foreign exchange
                                                     and statutory.
------------------------------------------------------------------------------------------------------------------------------------
Accounts Payable           Motorola to provide       Pre-audit and input of all invoices into RIMS, payment for   Management Fee is
                           Management Services for   all purchases of material and services, vendors will be      $2,000 per month.
                           no longer than term of    paid via corporate netting or other Motorola payment
                           Shared Service Period.    methods, preparation of accounts analysis, statement of
                                                     reconciliation, electronic automatic receipts must be
                                                     used, new vendor validation and changes to existing
                                                     suppliers, liaison with suppliers, segregation of SCG
                                                     invoices lobe delivered at end of Shared Service Period,
                                                     fleet car payments, VAT declarations and inquiries.
------------------------------------------------------------------------------------------------------------------------------------
Capital Accounting         Motorola to provide       Capital accounting for SCG in EKB, Toulouse and Munich,      Management Fee is
                           Management Services for   reconciliation and capitalization process, approval of       $2,000 per month.
                           no longer than term of    Ezreqs Work Orders and JERBOAS, account analysis, balance
                           Shared Service Period.    sheet forecasts, physical audit of assets, ad hoc reports, correspondence and queries as required, month-end close of workload and general system maintenance.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
FUNCTION/SERVICE           STRATEGY                  DESCRIPTION                                                  FEES/COSTS
------------------------------------------------------------------------------------------------------------------------------------
Travel                     Motorola to provide       Receipt and logging of travel receipt envelopes, service     For the UK,
                           Shared Services for no    line support during published hours for questions or         France, Germany
                           longer than term of       advice, processing of travel expense statements utilizing    and Switzerland,
                           Extended Shared Service   Motorola's travel policy, processing of non-travel expense   the charge is $15
                           Period.                   statements, administration of credit card for SCG            per statement.
                                                     employees and segregation of SCG statements to be provided   Flat fee at $1,000
                                                     to SCG at end of Extended Shared Service Period.             per month for all
                                                                                                                  of the following:
                                                                                                                  Ireland,
                                                                                                                  Netherlands,
                                                                                                                  Finland, Slovakia,
                                                                                                                  Spain, Italy,
                                                                                                                  Sweden, Israel and
                                                                                                                  the Czech
                                                                                                                  Republic.
------------------------------------------------------------------------------------------------------------------------------------
Payroll (France)           Motorola to provide       At Closing, Motorola will create a new company with a        Shared Services
                           Shared Services for no    social security center and new employees.  Motorola will     will be billed at
                           longer than term of       work with the subcontractors to implement the payroll for    $4,600 per mouth
                           Extended Shared Service   the new company, including payroll treatment, accounting     plus the actual
                           Period.                   and payment, social and legal declarations, audit            external
                                                     responsibility (internal and external), pay slip             outsourcing costs.
                                                     distribution, loans, illness, pension and all rewards,
                                                     process accruals, insurance and car fleet management,
                                                     holidays, time entry.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
FUNCTION/SERVICE            STRATEGY                  DESCRIPTION                                                  FEES/COSTS
------------------------------------------------------------------------------------------------------------------------------------
Payroll (all other)         Motorola to provide       Time entry, payroll processing, employee questions, tax      Shared Services
                            Shared Services for no    reporting, check distribution, garnishment administration,   will be billed at
                            longer than term of       payroll deduction for delinquent travel advances,            $9,000 per month
                            Extended Shared Service   relocation advances and reporting, commissions, account      for total
                            Period.                   reconciliations and analyses.                                countries, plus
                                                                                                                   actual external
                                                                                                                   outsourcing
                                                                                                                   costs.  Includes
                                                                                                                   the following
                                                                                                                   countries:
                                                                                                                   Ireland,
                                                                                                                   Netherlands,
                                                                                                                   Finland, Spain,
                                                                                                                   Italy, Sweden,
                                                                                                                   Israel , Czech
                                                                                                                   Republic, UK,
                                                                                                                   Germany,
                                                                                                                   Switzerland.
------------------------------------------------------------------------------------------------------------------------------------
Credit/Collections/         Motorola to provide       Determine credit lines, monitor customer activity, collect   Management Fee is
Accounts Receivable         Receivable Management     outstanding receivables, resolve discrepancies with          $6,400 per month
                            Services for no longer    customers and internal departments, supply management
                            than term of Shared       reports on weeks of receivables, delinquency, bad debts,
                            Services Period.          process adjustments to customer accounts, apply cash,
                                                      coding changes, general lodger interface for
                                                      sales/receivables, general ledger account
                                                      reconciliations, JERBOA billings, control-audit of CARMS,
                                                      billing system interface, billing and credit adjustments,
                                                      record retention, monitor customer accounts for payments,
                                                      investigate and resolve disputed items, monitor and
                                                      support marketing programs for distributors.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
FUNCTION/SERVICE            STRATEGY                  DESCRIPTION                                                  FEES/COSTS
------------------------------------------------------------------------------------------------------------------------------------
Foreign Exchange Function   Motorola to provide       Collection of raw exposure inputs, analysis of raw inputs    Management Fee is
                            Management Services for   and comparison to trends, input of hedge requirements into   $3,200 per month.
                            no longer than term of    CHART for hedge submission, verification that hedges are
                            Shared Service Period.    taken out as per CHART inputs, analysis of actual exposure results, monthly reporting of exposure results, posting of all associated journal entries, and monitoring exposure
                                                      forecast tilt throughout the month to identify potential
                                                      concerns.
------------------------------------------------------------------------------------------------------------------------------------
General Ledger/Closing      Motorola to provide       Performing monthend legal & operational closing,             Management Fee is
                            Management Services for   consolidating entity results, complying with GAAP,           $2,000 per month.
                            no longer than term of    facilitating the collection and reporting of quarterly and
                            Shared Service Period.    annual supplementary information for financial statement
                                                      preparation and disclosure (i.e. utilization of the
                                                      year-end Workpaper Package (YEWP) electronic tools),
                                                      accounting for investments of non-consolidated
                                                      subsidiaries, intercompany reconciliations, preparing
                                                      general ledger account reconciliations, allocations.
------------------------------------------------------------------------------------------------------------------------------------
External                    Motorola to provide       Department maintenance, consolidations, reporting and        Management Fee is
Reporting/Transfer          Management Services for   intercompany functions including netting, legal and          $6,400 per month;
Price/Insurance             no longer than term of    operational close, external audit interface and corporate    Consulting
                            Shared Service Period.    training.                                                    Services will be
                                                                                                                   billed at $100
                                                                                                                   per hour.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
FUNCTION/SERVICE            STRATEGY                  DESCRIPTION                                                  FEES/COSTS
------------------------------------------------------------------------------------------------------------------------------------
KOREA ENTITY*
------------------------------------------------------------------------------------------------------------------------------------
All functions               Motorola to provide       Accounts payable, capital accounting, travel, payroll,       Management Fee is
                            Management Services for   closing activities through Motorola Corporate, accounting    $1,000 per month.
                            no longer than term of    entries passed to Hong Kong for entry into Legacy
                            Shared Service Period.    Systems.  Credit, accounts receivables, foreign exchange     [The cost of the
                            For Payroll only,         input.  Statutory reporting and filing to be done by         third party
                            Motorola will provide     external accounting firm in Korea.                           accounting firm
                            Shared Services for no                                                                 will be borne by
                            longer than the           An external accounting firm will perform these activities.   SCG.]
                            Extended Shared Service
                            Period.
------------------------------------------------------------------------------------------------------------------------------------

SINGAPORE ENTITY*
------------------------------------------------------------------------------------------------------------------------------------
Functions under             Motorola to provide       Payroll, accounts payable, capital accounting, closing       Management Fee is
description                 Management Services for   activity, and intercompany.                                  $4,000 per month.
                            no longer than term of
                            Shared Service Period.
                            For Payroll only,
                            Motorola will provide
                            Shared Services for no
                            longer than the Extended
                            Shared Service Period.
------------------------------------------------------------------------------------------------------------------------------------

SINGAPORE ENTITY
------------------------------------------------------------------------------------------------------------------------------------
Functions under             Motorola to provide       Entity, A/R, statutory, credit and statutory and foreign     Management Fee is
description                 Management Services for   exchange input.                                              $3,200 per month.
                            no longer than term of
                            Shared Service Period.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
FUNCTION/SERVICE            STRATEGY                  DESCRIPTION                                                  FEES/COSTS
------------------------------------------------------------------------------------------------------------------------------------
HONG KONG ENTITY*
------------------------------------------------------------------------------------------------------------------------------------
Functions under             Motorola to provide       A/P, payroll, capital closing accounting, closing activity   Management Fee is
description                 Management Services for   and intercompany.                                            $4,000 per month.
                            no longer than term of
                            Shared Service Period.
                            For Payroll only,
                            Motorola will provide
                            Shared Services for no
                            longer than the Extended
                            Shared Service Period.
------------------------------------------------------------------------------------------------------------------------------------

HONG KONG ENTITY
------------------------------------------------------------------------------------------------------------------------------------
Functions under             Motorola to provide       Entity, A/R, credit statutory, and foreign exchange input.   Management Fee is
description                 Management Services for                                                                $3,200 per month.
                            no longer than term of
                            Shared Service Period.
------------------------------------------------------------------------------------------------------------------------------------

INDIA ENTITY*
------------------------------------------------------------------------------------------------------------------------------------
All functions               Motorola to provide       Payroll, Accounts Payables, Capital and Travel including     Management Fee is
                            Management Services for   JV detail to be done by Motorola Corporate.  Motorola        $1,000 per month.
                            no longer than term of    Corporate will pass details to Hong Kong for entry into
                            Shared Service Period.    SCG systems.  Cost Accounting/ Intercompany handled by SPS   [The cost of the
                            For Payroll only,         in Hong Kong.  Credit and accounts receivable.               third party
                            Motorola will provide                                                                  accounting firm
                            Shared Services for no    An external accounting firm will perform these activities.   will be borne by
                            longer than the                                                                        SCG.]
                            Extended Shared Service
                            Period.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
FUNCTION/SERVICE            STRATEGY                  DESCRIPTION                                                  FEES/COSTS
------------------------------------------------------------------------------------------------------------------------------------
CHINA REP OFFICES*(4)
------------------------------------------------------------------------------------------------------------------------------------
All functions               Motorola to provide       Payroll, Accounts Payables, Capital and Travel including     Management Fee is
                            Management Services for   JV detail to be done by Motorola Corporate, Motorola         $1,000 per month.
                            no longer than term of    Corporate will pass details to Hong Kong for entry into
                            Shared Service Period.    SCG systems.  Cost Accounting/ Intercompany handled by SPS   [The cost of the
                            For Payroll only,         in Hong Kong.  Credit and accounts receivable.               third party
                            Motorola will provide                                                                  accounting firm
                            Shared Services for no    An external accounting firm will perform these activities.   will be borne by
                            longer than the                                                                        SCG.]
                            Extended Shared Service
                            Period.
------------------------------------------------------------------------------------------------------------------------------------

PHILIPPINES ENTITY*
------------------------------------------------------------------------------------------------------------------------------------
All functions               Motorola to provide       Payroll, accounts payable, travel, general ledger,           Management Fee is
                            Management Services for   closing, statutory reporting, capital accounting, foreign    $4,750 per month.
                            no longer than term of    exchange input, legal transfer price, insurance,
                            Shared Service Period.    A/R-Credit.
                            For Payroll only,
                            Motorola will provide
                            Shared Services for no
                            longer than the Extended
                            Shared Service Period.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
FUNCTION/SERVICE           STRATEGY                  DESCRIPTION                                                  FEES/COSTS
------------------------------------------------------------------------------------------------------------------------------------
MALAYSIA ENTITY* (MFG)
------------------------------------------------------------------------------------------------------------------------------------
All functions              Motorola to provide       Payroll, accounts payable, travel, general ledger,           Management Fee is
                           Management Services for   closing, statutory reporting, capital accounting, foreign    $4,750 per month.
                           no longer than term of    exchange input, legal transfer price, insurance,
                           Shared Service Period.    A/R-Credit.  Credit and Cash Application A/R to be done by
                           For Payroll only,         SCG finance team in Singapore.
                           Motorola will provide
                           Shared Services for no
                           longer than the Extended
                           Shared Service Period.
------------------------------------------------------------------------------------------------------------------------------------

ASIA (EXCEPT KOREA,
PHILIPPINES, SEREMBAN)
------------------------------------------------------------------------------------------------------------------------------------
Travel                     Motorola to provide       Travel and non-travel expense statements processing,         Shared Services
                           Shared Services through   receipt and logging of travel receipt envelops, service      will be charged at
                           the Asian Transaction     line support during published hours for questions and        $14.00 per expense
                           Center (ATC) for no       advice, accounting of cash advances and payroll              statement.
                           longer than term of the   deductions, administration of credit cards, distribution
                           Extended Shared Service   of travel tickets.
                           Period.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
FUNCTION/SERVICE            STRATEGY                  DESCRIPTION                                                  FEES/COSTS
------------------------------------------------------------------------------------------------------------------------------------
TAIWAN BRANCH*
------------------------------------------------------------------------------------------------------------------------------------
All functions               Motorola to provide       Accounts payable, capital accounting, travel, payroll,       Management Fee is
                            Management Services for   closing.  JV entries will be passed to Hong Kong for entry   $1,000 per month.
                            no longer than term of    into Legacy Systems Credit, accounts receivable, foreign
                            Shared Service Period.    exchange input.  Statutory reporting to be done by
                            For Payroll only,         external accounting firm.
                            Motorola will provide
                            Shared Services for no
                            longer than the Extended
                            Shared Service Period.
------------------------------------------------------------------------------------------------------------------------------------

THAILAND ENTITY*
------------------------------------------------------------------------------------------------------------------------------------
All functions               Motorola to provide       Payroll, accounts payable, capital and travel including JV   Management Fee is
                            Management Services for   detail to be done by Motorola Corporate.  Corporate will     $1,000 per month.
                            no longer than term of    pass details to Hong Kong for entry into legacy systems.
                            Shared Service Period.    Cost accounting/intercompany handled by SPS in Hong Kong,    [The cost of the
                            For Payroll only,         credit, accounts receivable, and statutory.                  third party
                            Motorola will provide                                                                  accounting firm
                            Shared Services for no    An external accounting firm will perform these activities.   will be borne by
                            longer than the                                                                        SCG.]
                            Extended Shared Service
                            Period.
------------------------------------------------------------------------------------------------------------------------------------

JAPAN
------------------------------------------------------------------------------------------------------------------------------------
Entity, A/R, Statutory      Motorola to provide       Entity, A/R and statutory.                                   Management fee is
                            Management Services for                                                                $19,500 per
                            no longer than term of                                                                 month.
                            Shared Service Period.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
FUNCTION/SERVICE           STRATEGY                  DESCRIPTION                                                  FEES/COSTS
------------------------------------------------------------------------------------------------------------------------------------
JAPAN
------------------------------------------------------------------------------------------------------------------------------------
Payroll                    Motorola to provide       MJL Corporate will provide payroll shared service.           Payroll is $18.50
                           Shared Services for no                                                                 per payslip.
                           longer than term of the
                           Extended Shared Service
                           Period.
------------------------------------------------------------------------------------------------------------------------------------

JAPAN
------------------------------------------------------------------------------------------------------------------------------------
ATC (A/P, Fixed Asset,     Motorola to provide       ATC Corporate will provide accounts payable, fixed asset     ATC is $12,800 per
and General Ledger)        Shared Services for no    and general ledger transactions shared. Independent          month.
                           longer than term of the   Service Level Agreements (SLA) between MJL Corporate and
                           Extended Shared Service   ATC Corporate will be developed for these shared services.
                           Period.
------------------------------------------------------------------------------------------------------------------------------------

----------
* The payroll cost is included in the Management Fee during the Shared Service Period. If SCG elects to discontinue Management Service or the Shared Service Period expires and SCG continues payroll services through the Extended Shared Service Period, then the payroll cost will be charged out at $10/payslip.

                           AMERICAS - TRANSITION PLAN

-----------------------------------------------------------------------------------------------------------------------------------
                                        Type of     Monthly
Country          Function               Service     Fee        Closing   M2    M3    M4    M5    M6    M7    M8    M9    M10    M11
===================================================================================================================================
BRAZIL/
PUERTO RICO      All Functions          Mgmt. Svc.    $3,000                          X
-----------------------------------------------------------------------------------------------------------------------------------
CANADA           All Functions          Mgmt. Svc.    $3,000                          X
-----------------------------------------------------------------------------------------------------------------------------------
MEXICO           All Functions          Mgmt. Svc.    $3,000                          X
-----------------------------------------------------------------------------------------------------------------------------------
USA              Accounts Payables      Mgmt. Svc.    $3,000                          X
-----------------------------------------------------------------------------------------------------------------------------------
                 Accounts Receivables/
                 Distributor Credit
USA              Support/Credit         Mgmt. Svc.    $6,400                          X
-----------------------------------------------------------------------------------------------------------------------------------
                 Forecasts / Budget /
USA              ESY                    Mgmt. Svc.     $800                           X
-----------------------------------------------------------------------------------------------------------------------------------
USA              Contracts              Mgmt. Svc.    $2,500                          X
-----------------------------------------------------------------------------------------------------------------------------------
                 Cost
                 Accounting/Transfer
USA              Pricing                Mgmt. Svc.    $4,000                          X
-----------------------------------------------------------------------------------------------------------------------------------
USA              Capital Accounting     Mgmt. Svc.    $1,000                          X
-----------------------------------------------------------------------------------------------------------------------------------
                 Foreign Exchange
USA              Function               Mgmt. Svc.    $3,100                          X
-----------------------------------------------------------------------------------------------------------------------------------
                 Policies & Gov't Comp
                 / Import-
USA              Export Controls        Mgmt, Svc.    $5,000                          X
-----------------------------------------------------------------------------------------------------------------------------------
USA              Internal Controls      Mgmt. Svc.    $2,000                          X
-----------------------------------------------------------------------------------------------------------------------------------
USA              Reserves               Mgmt. Svc.     $800                           X
-----------------------------------------------------------------------------------------------------------------------------------
USA              Tax                    Mgmt. Svc.    $8,000                          X
-----------------------------------------------------------------------------------------------------------------------------------
USA              Treasury Function      Mgmt. Svc.    $2,500                          X
-----------------------------------------------------------------------------------------------------------------------------------
USA              Fleet Management       Mgmt. Svc.     #N/A       X
-----------------------------------------------------------------------------------------------------------------------------------
                 Entity / Intercompany
                 Accounting /
USA              Consolidation          Mgmt. Svc.    $3,000                                            X
-----------------------------------------------------------------------------------------------------------------------------------
USA              Corporate Audit        Shared SVC,  Audit Cost
-----------------------------------------------------------------------------------------------------------------------------------
                 Foreign Exchange
USA              System                 Shared Svc.  Per Usage
-----------------------------------------------------------------------------------------------------------------------------------
                                        Shared
USA              Payroll                Svc.         Per Usage
-----------------------------------------------------------------------------------------------------------------------------------
                                        Shared
USA              Travel                 Svc.         Per Usage
-----------------------------------------------------------------------------------------------------------------------------------
                                        Shared
USA              Treasury System        Svc.         Per Usage
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
Country           M12    M13    M14    M15    M16    M17    M18    M19    M20    M21    M22    M23    M24
=========================================================================================================
BRAZIL/
PUERTO RICO
---------------------------------------------------------------------------------------------------------
CANADA
---------------------------------------------------------------------------------------------------------
MEXICO
---------------------------------------------------------------------------------------------------------
USA
---------------------------------------------------------------------------------------------------------
USA
---------------------------------------------------------------------------------------------------------
USA
---------------------------------------------------------------------------------------------------------
USA
---------------------------------------------------------------------------------------------------------
USA
---------------------------------------------------------------------------------------------------------
USA
---------------------------------------------------------------------------------------------------------
USA
---------------------------------------------------------------------------------------------------------
USA
---------------------------------------------------------------------------------------------------------
USA
---------------------------------------------------------------------------------------------------------
USA
---------------------------------------------------------------------------------------------------------
USA
---------------------------------------------------------------------------------------------------------
USA
---------------------------------------------------------------------------------------------------------
USA
---------------------------------------------------------------------------------------------------------
USA
---------------------------------------------------------------------------------------------------------
USA                                                                                                     X
---------------------------------------------------------------------------------------------------------
USA                                                                                                     X
---------------------------------------------------------------------------------------------------------
USA                                                                                                     X
---------------------------------------------------------------------------------------------------------
USA                                                                                                     X
---------------------------------------------------------------------------------------------------------
USA                                                                                                     X
---------------------------------------------------------------------------------------------------------

Note: "X" indicates date on which service is expected to transition from MOTOROLA to SCG
Note:   The last day of fiscal M1 1 is the end of the Shared Service Period
Note:   The last day of fiscal M24 is the end of the Extended Shared Service
        Period

                            AMERICAS - PERSONNEL PLAN

                                                                                                                   Additional to be
                                                  Type of                        Current SCG      Transfers from   hired and trained
Country             Function                      Service      Total SCG Need       Census       Motorola to SCG      by Motorola
------------------------------------------------------------------------------------------------------------------------------------
BRAZIL/PUERTO
RICO                All Functions                Mgmt. Svc.           0                                                     0
CANADA              All Functions                Mgmt. Svc.           0                                                     0
MEXICO              All Functions                Mgmt. Svc.           5               5                                     0
USA                 Accounts Payables            Mgmt. Svc.           4                                 4                   0
                    Distributor Credit
USA                 Support/Credit               Mgmt. Svc.           7                                 5                   2
USA                 Forecasts / Budget ESY       Mgmt. Svc.           0                                                     0
USA                 Contracts                    Mgmt. Svc.           0                                                     0
USA                 Cost Accounting /            Mgmt. Svc.           3               1                 1                   1
                    Transfer Pricing
USA                 Capital Accounting           Mgmt. Svc.           1                                 1
USA                 Foreign Exchange Function    Mgmt. Svc.           0                                                     0
                    Policies & Gov't Comp /
USA                 Import-Export Controls       Mgmt. Svc.           2                                 2
USA                 Internal Controls            Mgmt. Svc.           0                                                     0
USA                 Reserves                     Mgmt. Svc.           0                                                     0
USA                 Tax                          Mgmt. Svc.           3                                 1                   2
USA                 Treasury Function            Mgmt. Svc.           3                                                     3
USA                 Fleet Management             Mgmt. Svc.           0                                                     0
                    Entity / Intercompany
                    Accounting /
USA                 Consolidation                Mgmt. Svc.           3               1                                     2
USA                 Corporate Audit              Mgmt. Svc.           0                                                     0
USA                 Foreign Exchange System     Shared Svc.           0                                                     0
USA                 Payroll                     Shared Svc.           0                                                     0
USA                 Travel                      Shared Svc.           0                                                     0
USA                 Treasury System             Shared Svc.           0                                                     0
USA                 General Management              N/A               7               5                                     2
TOTAL                                                                38              12                14                  12

Current SCG Census      Claudia Wells, Michel Cavagnoli, George Demeulanaere,
                        Craig Koziol, Gary Mc Adam, Becky Mumma, Roxanne
                        Siefert, Jean-Jacques Morin, Maria Florez, Rosa Maria
                        Gutierrez, Mario Rosales, Carol Prieto, Claudia Martinez

Transfer from Motorola  Chad Bartel, Olga Ford, Alethea Gurecki, Joann Ulm, Mary
                        Mullen, Elenora Brackins, Kelly Skyler, Jessie Ford, Ellie Canez, Judy Baeza, Christian Carmonara, Ronald Jarvis, Alvin Trone, TBD

                            EUROPE - TRANSITION PLAN

-----------------------------------------------------------------------------------------------------------------------------
                           Type of     Monthly
Function                   Service     Fee       Closing    M2    M3    M4    M5    M6    M7    M8    M9    M10    M11    M12
=============================================================================================================================
Accounts Payables          Mgmt. Svc.   $2,000                                                         X
-----------------------------------------------------------------------------------------------------------------------------
Capital Accounting         Mgmt. Svc.   $2,000                                                         X
-----------------------------------------------------------------------------------------------------------------------------
Foreign Exchange Function  Mgmt. Svc.   $3,200                                             X
-----------------------------------------------------------------------------------------------------------------------------
General Ledger / Closing   Mgmt. Svc.   $2,000                                             X
-----------------------------------------------------------------------------------------------------------------------------
Transfer Pricing /
Insurance                  Mgmt. Svc.   $6,400                                             X
-----------------------------------------------------------------------------------------------------------------------------
Credit / Collections /
Accounts Receivable        Mgmt. Svc.   $6,400                           X
-----------------------------------------------------------------------------------------------------------------------------
                           Shared
Payroll (France)           Svc.         $4,600
-----------------------------------------------------------------------------------------------------------------------------
                           Shared
Payroll (All other)        Svc.         $9,000
-----------------------------------------------------------------------------------------------------------------------------
                                       Per Usage
                           Shared      or Flat
Travel                     Svc.        Fee

--------------------------------------------------------------------------------------------------------------
Function                      M13    M14    M15    M16    M17    M18    M19    M20    M21    M22    M23    M24
==============================================================================================================
Accounts Payables
--------------------------------------------------------------------------------------------------------------
Capital Accounting
--------------------------------------------------------------------------------------------------------------
Foreign Exchange Function
--------------------------------------------------------------------------------------------------------------
General Ledger / Closing
--------------------------------------------------------------------------------------------------------------
Transfer Pricing /
Insurance
--------------------------------------------------------------------------------------------------------------
Credit / Collections /
Accounts Receivable
--------------------------------------------------------------------------------------------------------------
Payroll (France)                                                                                            X
--------------------------------------------------------------------------------------------------------------
Payroll (All other)                                                                                         X
--------------------------------------------------------------------------------------------------------------
Travel                                                                                                      X

Note: "X" indicates date on which service is expected to transition from MOTOROLA to SCG
Note:   The last day of fiscal M1 1 is the end of the Shared Service Period
Note:   The last day of fiscal M24 is the end of the Extended Shared Service
        Period

                             EUROPE - PERSONNEL PLAN

                                                                                  Additional
                                                                     Transfers      to be
                                                                       from       hired and
                                Type of     Total SCG    Current    Motorola to    trained
Function                        Service       Need     SCG Census       SCG      by Motorola
----------------------------------------------------------------------------------------------
Accounts Payables             Mgmt. Svc.        1                        1            0
Capital Accounting            Mgmt. Svc.        0                                     0
Credit / Collections /
Accounts Receivable           Mgmt. Svc.        8                        4            4
External Reporting /
Transfer Pricing /
Insurance / General Ledger
/ Closing                     Mgmt. Svc.        7                        1            6
Payroll                       Shared Svc.       0                                     0
Travel                        Shared Svc.       0                                     0
General Management                N/A           1                        1

TOTAL                                          17           0            7           10

Current SCG Census

Transfer from Motorola  Valerie Baerenzung, Jean Caprais, Severine Wittevert,
                        Jean-Pierre Betille, Ranaan Raiter, 2 TBD

                     ASIA PACIFIC & JAPAN - TRANSITION PLAN

-----------------------------------------------------------------------------------------------------------------------------------
                                        Type of     Monthly
Country          Function               Service     Fee        Closing   M2    M3    M4    M5    M6    M7    M8    M9    M10    M11
===================================================================================================================================
CHINA            All Functions          Mgmt. Svc.    $1,000                                                        X
-----------------------------------------------------------------------------------------------------------------------------------
INDIA            All Functions          Mgmt. Svc.    $1,000                                                        X
-----------------------------------------------------------------------------------------------------------------------------------
KOREA            All Functions          Mgmt. Svc.    $1,000                                                        X
-----------------------------------------------------------------------------------------------------------------------------------
TAIWAN           All Functions          Mgmt. Svc.    $1,000                                                        X
-----------------------------------------------------------------------------------------------------------------------------------
THAILAND         All Functions          Mgmt. Svc.    $1,000                                                        X
-----------------------------------------------------------------------------------------------------------------------------------
                 Payroll, A/P, Capital,
                 Closing Accounting,
                 Intercompany, Closing
HONG-KONG        Activity               Mgmt. Svc.    $4,000                                                        X
-----------------------------------------------------------------------------------------------------------------------------------
                 Entity, A/R Credit,
                 Statutory, Credit,
                 Foreign Exchange
HONG-KONG        Input                  Mgmt. Svc.    $3,200                          X
-----------------------------------------------------------------------------------------------------------------------------------
                 Payroll, A/P, Capital,
                 Closing Accounting,
                 Intercompany, Closing
SINGAPORE        Activity               Mgmt. Svc.    $4,000                                                        X
-----------------------------------------------------------------------------------------------------------------------------------
                 Entity, A/R Credit,
                 Statutory, Credit,
                 Foreign Exchange
SINGAPORE        Input                  Mgmt. Svc.    $3,200                          X
-----------------------------------------------------------------------------------------------------------------------------------
Asia (except
Korea,
Philippines,     Travel                 Shared Svc.  Per Usage
Seremban)
-----------------------------------------------------------------------------------------------------------------------------------
                 Transferred Site
PHILIPPINES      (Carmona)              Mgmt. Svc.    $4,750                          X
-----------------------------------------------------------------------------------------------------------------------------------
                 Transferred Site
MALAYSIA         (Seremban)             Mgmt. Svc.    $4,750                          X
-----------------------------------------------------------------------------------------------------------------------------------
                 Entity, A/R,
JAPAN            Statutory              Mgmt. Svc.   $19,500                          X
-----------------------------------------------------------------------------------------------------------------------------------
JAPAN            Payroll                Shared Svc.  Per Usage
-----------------------------------------------------------------------------------------------------------------------------------
                 ATC (A/P, G/L,
JAPAN            Capital)               Shared Svc.  $12,800
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
Country           M12    M13    M14    M15    M16    M17    M18    M19    M20    M21    M22    M23    M24
=========================================================================================================
CHINA
---------------------------------------------------------------------------------------------------------
INDIA
---------------------------------------------------------------------------------------------------------
KOREA
---------------------------------------------------------------------------------------------------------
TAIWAN
---------------------------------------------------------------------------------------------------------
THAILAND
---------------------------------------------------------------------------------------------------------
HONG-KONG
---------------------------------------------------------------------------------------------------------
HONG-KONG
---------------------------------------------------------------------------------------------------------
SINGAPORE
---------------------------------------------------------------------------------------------------------
SINGAPORE
---------------------------------------------------------------------------------------------------------
Asia (except
Korea,
Philippines,
Seremban)                                                                                              X
---------------------------------------------------------------------------------------------------------
PHILIPPINES
---------------------------------------------------------------------------------------------------------
MALAYSIA
---------------------------------------------------------------------------------------------------------
JAPAN
---------------------------------------------------------------------------------------------------------
JAPAN                                                                                                  X
---------------------------------------------------------------------------------------------------------
JAPAN                                                                                                  X
---------------------------------------------------------------------------------------------------------

Note: "X" indicates date on which service is expected to transition from MOTOROLA to SCG
Note:   The last day of fiscal Ml 1 is the end of the Shared Service Period
Note: The last day of fiscal M24 is the end of the Extended Shared Service Period at the option of SCG

                      ASIA PACIFIC & JAPAN - PERSONNEL PLAN

                                                                                                                   Additional to be
                                                  Type of                        Current SCG      Transfers from   hired and trained
Country             Function                      Service      Total SCG Need       Census       Motorola to SCG      by Motorola
------------------------------------------------------------------------------------------------------------------------------------
CHINA               All Functions                Mgmt. Svc.           0                                                     0
                    Payroll, A/P, Capital,
                    Closing Accounting,
                    Intercompany, Closing
HONG-KONG           Activity                     Mgmt. Svc.           1                                                     1
                    Entity, A/R Credit,
                    Statutory, Credit,
HONG-KONG           Foreign Exchange Input       Mgmt. Svc.           8                                 3                   5
INDIA               All Functions                Mgmt. Svc.           0                                                     0
KOREA               All Functions                Mgmt. Svc.           1                                                     1
                    Payroll, A/P, Capital,
                    Closing Accounting,
                    Intercompany, Closing
SINGAPORE           Activity                     Mgmt. Svc.           0                                                     0
                    Entity, A/R Credit,
                    Statutory, Credit,
SINGAPORE           Foreign Exchange Input       Mgmt. Svc.           4                                 1                   3
TAIWAN              All Functions                Mgmt. Svc.           1                                 1                   0
THAILAND            All Functions                Mgmt. Svc.           0                                                     0
Asia (except
Korea,
Philippines,
Seremban)           Travel                      Shared Svc.           0                                                     0
PHILIPPINES         Transferred Site                N/A               8               8                                     0
MALAYSIA            Transferred Site                N/A               6               5                                     1

TOTAL ASIA PACIFIC                                                   29              13                 5                  11
JAPAN               Entity, A/R, Statutory       Mgmt. Svc.           7               1                 4                   2
JAPAN               Payroll                     Shared Svc.           0                                                     0
JAPAN               ATC (A/P, G/L, Capital)     Shared Svc.           0                                                     0

TOTAL JAPAN                                                           7               1                 4                   2

TOTAL ASIA PACIFIC & JAPAN                                           36              14                 9                  13

Current SCG Census      Lyn Arcilla, Lourdes Dulig, Leo Atienza, Awee Estrella,
                        Angie Miniano, Jo Batac, Bergs Islip Nancy Villar, Shah
                        Mintom, Joyce Florence, Elizabeth Easaw, LT Ting, KC
                        Law, Suzuki-San

Transfer from Motorola  Doris Lim, Janet Koa, C.Y. Wong, Venus, Belinda Tay,
                        Ohtake, Yoshikawa, Atsumi, Koseki